               As filed with Securities and Exchange Commission on

                                February 29, 2000

                                                       Registration No. 33-88082
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 7

                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)
                              ---------------------

                                 MARIE C. SWIFT
                                     Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)

     [ ] on May 1, 2000 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [X] on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies.

                              ZENITH FLEXIBLE LIFE

                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable life insurance policies the ("Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility and two types of death benefit guarantees as long as your total premiums paid meet certain minimum requirements and no policy loan is outstanding. (Policies issued in New York offer one death benefit guarantee.)

    You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Under both death benefit options, the minimum death benefit guarantee(s) are available. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

    You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series
Back Bay Advisors Managed Series
Back Bay Advisors Money Market Series
Capital Growth Series
Westpeak Growth and Income Series
Westpeak Stock Index Series

Balanced Series

Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series

Harris/Oakmark Midcap Value Series

Morgan Stanley International Magnum Equity Series

MFS Investors Series


MFS Research Managers Series


METROPOLITAN SERIES FUND, INC.


Putnam Large Cap Growth Portfolio*


Janus Mid Cap Portfolio*


Russell 2000 Index Portfolio*

VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

---------------

* Subject to any necessary state insurance department approvals


    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

    You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage.


    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.


    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



                                  MAY 1, 2000

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
    The Policies............................................    A-5
    Availability of the Policy..............................    A-6
    Policy Charges..........................................    A-7
    How the Policy Works....................................    A-8
    Receipt of Communications and Payments at NELICO's Home
     Office.................................................    A-9
    NELICO..................................................    A-9
POLICY VALUES AND BENEFITS..................................   A-10
    Death Benefit...........................................   A-10
    Minimum Guaranteed Death Benefit........................   A-10
    Death Proceeds Payable..................................   A-11
    Change in Death Benefit Option..........................   A-11
    Extending the Maturity Date.............................   A-12
    Cash Value..............................................   A-12
    Net Investment Experience...............................   A-12
    Allocation of Net Premiums..............................   A-13
    Amount Provided for Investment under the Policy.........   A-13
    Right to Return the Policy..............................   A-13
    State Variations........................................   A-13
CHARGES AND EXPENSES........................................   A-14
    Deductions from Premiums................................   A-14
    Surrender Charge........................................   A-15
    Monthly Deduction from Cash Value.......................   A-16
    Charges Against the Eligible Funds and the Sub-Accounts
     of the Variable Account................................   A-19
    Group or Sponsored Arrangements.........................   A-20
PREMIUMS....................................................   A-21
    Flexible Premiums.......................................   A-21
    Lapse and Reinstatement.................................   A-22
OTHER POLICY FEATURES.......................................   A-23
    Increase in Face Amount.................................   A-23
    Loan Provision..........................................   A-23
    Surrender...............................................   A-24
    Partial Surrender.......................................   A-25
    Reduction in Face Amount................................   A-25
    Acceleration of Death Benefit Rider.....................   A-26
    Investment Options......................................   A-26
    Transfer Option.........................................   A-26
    Dollar Cost Averaging...................................   A-26
    Asset Rebalancing.......................................   A-27
    Substitution of Insured Person..........................   A-27
    Payment of Proceeds.....................................   A-27
    24 Month Right..........................................   A-28
    Payment Options.........................................   A-28
    Additional Benefits by Rider............................   A-29
    Policy Owner and Beneficiary............................   A-29
THE VARIABLE ACCOUNT........................................   A-30
    Investments of the Variable Account.....................   A-30
    Investment Management...................................   A-32

                                                              PAGE
                                                              -----
THE FIXED ACCOUNT...........................................   A-32
    General Description.....................................   A-32
    Values and Benefits.....................................   A-32
    Policy Transactions.....................................   A-32
NELICO'S DISTRIBUTION AGREEMENT.............................   A-34
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-34
    Misstatement of Age or Sex..............................   A-34
    Suicide.................................................   A-34
TAX CONSIDERATIONS..........................................   A-35
    Introduction............................................   A-35
    Tax Status of the Policy................................   A-35
    Tax Treatment of Policy Benefits........................   A-35
    NELICO's Income Taxes...................................   A-37
MANAGEMENT..................................................   A-37
VOTING RIGHTS...............................................   A-40
RIGHTS RESERVED BY NELICO...................................   A-40
TOLL-FREE NUMBERS...........................................   A-40
REPORTS.....................................................   A-41
ADVERTISING PRACTICES.......................................   A-41
LEGAL MATTERS...............................................   A-41
REGISTRATION STATEMENT......................................   A-41
EXPERTS.....................................................   A-41
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUE AND ACCUMULATED PREMIUMS...................   A-42
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-51
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-76
APPENDIX D: USES OF LIFE INSURANCE..........................   A-77
APPENDIX E: TAX INFORMATION.................................   A-78
APPENDIX F: TAX LAW AND THE DEATH BENEFIT...................   A-79
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

    ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

    AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

    CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

    EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

    FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

    INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date.

    MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

    NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

    NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

    PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

    PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

    POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.


    SALES CHARGE BREAKPOINT PREMIUM. We use the Sales Charge Breakpoint Premium to measure the portion of the total premiums paid in a Policy year that is currently subject to the 4% sales charge, as well as sales commissions. It equals between 110% and 121% of a Target Premium, depending on the insured's issue age, plus a portion of certain rider premiums.



    TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.


    YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

    The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

    Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

    -- You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose between two death benefit options under the Policy. The level option death benefit equals the Policy's face amount. The variable option death benefit equals the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

    -- Regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

    -- Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. In that case we pay you the Policy's net cash value as of the Maturity Date. (See "Extending the Maturity Date".)

    -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)


    -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. We currently allow 12 transfers per Policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)


    -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

    In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

    The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

    The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    --  The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    --  Dividends and capital gains are automatically reinvested.

    For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY


    The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies are not available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements.


    The minimum face amount available is $100,000 unless we consent to a lower amount, but exceptions apply. The minimum face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) or for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), in each case where the average face amount is at least $100,000. Policies with a minimum face amount of $50,000 may also be available for juvenile insureds in the state of New Jersey.


    We offer other variable life insurance policies, with different fees and charges, that invest in the Eligible Funds. Your registered representative has additional information.

POLICY CHARGES

    PREMIUM-BASED CHARGES.  We deduct the following charges from premiums:


    -- A maximum sales charge of 4%. We currently intend to waive this charge on premiums paid after the first 15 Policy years. In addition, we currently intend to deduct this charge in any Policy year only until you have paid an amount equal to a Sales Charge Breakpoint Premium in that Policy year. Premium payments during a Policy year above that amount will not incur the sales charge. A 3% sales charge will apply to larger Policies and to Policies sold in certain business situations or to certain tax-qualified pension plans;


    --  A state premium tax charge of 2.5%;

    --  A charge for federal taxes of 1%.

    SURRENDER CHARGE.  The Surrender Charge includes:

    -- A deferred sales charge. This charge applies to a lapse, total or partial surrender or face amount reduction during the first 11 Policy years. For Policies covering insureds whose issue age is 55 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The maximum Deferred Sales Charge in those years equals 45% of one Target Premium plus 13.5% of a second Target Premium and 13.5% of a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. If you lapse or surrender the Policy, or reduce its face amount, in the first two Policy years, the maximum Deferred Sales Charge in the first Policy year will be 25% of one Target Premium and in the second Policy year will be 25% of one Target Premium plus 5% of a second Target Premium. The charge may be less if the issue age is above 55.

    -- A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during the first 11 Policy years. This charge is $2.50 per $1,000 of face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

    We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

    MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

    -- Monthly charge for the cost of insurance and for any benefits provided by rider;


    -- Monthly administrative charge, currently equal to $0.07 per $1,000 of face amount for the first Policy year and $0.02 per $1,000 thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 thereafter). On a current basis, we intend not to charge more than $40 per month for the monthly administrative charge after the first Policy year. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans the monthly administrative charge for the first Policy year currently equals $0.06 per $1,000 of face amount rather than $0.07;


    -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;


    -- Monthly Policy fee, currently equal to $7.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $7.00 per month). For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans the monthly Policy fee after the first Policy year currently is $3.00 rather than $5.00.


    CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:


    -- Daily charge against the Sub-Account assets for our mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);


    -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

    Currently, we do not charge the Variable Account for any federal income taxes. We may, however, impose such a charge in the future.

    See "Charges and Expenses".

[HOW THE POLICY WORKS FLOW CHART]


                    HOW THE POLICY WORKS
                    --------------------
PREMIUM PAYMENTS
Flexible
Planned premium options
-Minimum premium (in first three Policy years)
-Guaranteed Death Benefit B Premium (to age 80)
-Guaranteed Death Benefit A Premium (to age 100)(not
  available under Policies issued in New York)

CHARGES FROM PREMIUM PAYMENTS
Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans). We intend to waive after 15 policy yrs. We also intend to waive for premiums in a Policy year above a Sales Charge Breakpoint Premium
State Premium Tax Charge: 2.5%
Charge for Federal Taxes: 1%

LOANS
After the free look period, you may borrow a portion of your cash value
Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest after 15 Policy years.)

RETIREMENT BENEFITS
Fixed settlement options are available for policy proceeds

CASH VALUES
Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)
The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
We do not guarantee the cash value invested in the Eligible
  Funds
Any earnings you accumulate are generally free of any
  current income taxes
You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per Policy year after the free look period.
We limit the timing, frequency and amount of transfers from
  (and in some cases to) the Fixed Account
You may allocate your cash value among a maximum of ten accounts at any time

DEATH BENEFIT
Level or Variable Death Benefit Options
Guaranteed not to be less than face amount (less any loan
  balance) if Death Benefit Guarantee is in effect
Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS
Mortality and expense risk charges of .60% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value
Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES
We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month
Any Rider Charges
Policy Fee: $7.00 per month (first year) and $5.00 (not to exceed $7.00) per month thereafter. For certain larger
  Policies and Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $3.00 per month after first year.
Minimum Death Benefit Guarantee Charge: $.01 per $1000 face
  amount monthly
Administrative Charge: $.07 (guaranteed not to exceed $.08)
  per $1000 face amount monthly (first year) and $.02
  (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year).
For certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.06 per $1,000 in first year.

SURRENDER CHARGES
Deferred Sales Charge and Deferred Administrative Charge
  (see page A-15)

LIVING BENEFITS
If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits
You may surrender the Policy at any time for its cash
  surrender value
Deferred income taxes, including taxes on amounts borrowed,
  become payable upon surrender
Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

    We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO


    NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.


    The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

[NELICO FLOW CHART]


                           NELICO
                           ------
(Insurance company subsidiary of MetLife)
We deduct charges.
We allocate net premiums and net unscheduled
  payments to your choice of sub-accounts in the
  Variable Account or to the Fixed Account.
Premiums and Unscheduled Payments

Fixed Account

VARIABLE ACCOUNT
Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Stock Index Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris/Oakman Midcap Value Sub-Account
Zenith Morgan Stanley International Magnum Equity Sub-Account
Zenith MFS Investors Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris/Oakmark Midcap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

METROPOLITAN SERIES FUND, INC.*
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio
Eligible Funds buy portfolio investments to support values
  and benefits of the Policies.
* Availability of the Portfolios of the Metropolitan Series
  Fund, Inc. is subject to any necessary state insurance department approvals.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT


    If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.


    DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options.

    The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

    The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

    To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

MINIMUM GUARANTEED DEATH BENEFIT

    The Policy provides two Minimum Guaranteed Death Benefits. (One of these, Minimum Guaranteed Death Benefit A, is not available under Policies issued in New York.) We determine whether a Minimum Guaranteed Death Benefit is in effect on the first day of each Policy month. If a Minimum Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

    Generally, if you pay the required premium for a Minimum Guaranteed Death Benefit each year, that Minimum Guaranteed Death Benefit will apply to your Policy. The Guaranteed Death Benefit A and Guaranteed Death Benefit B premiums are shown in Section 1 of your Policy and also appear in your personalized illustration. If you do not pay one of these premiums in a Policy year, or if you make certain Policy transactions, you could lose the Minimum Guaranteed Death Benefit on a temporary or permanent basis.

    -- LOANS. No Minimum Guaranteed Death Benefit applies to your Policy while a Policy loan is outstanding. However, if the total premiums you have paid, adjusted for interest and any partial surrenders, are sufficient, the applicable Minimum Guaranteed Death Benefit will apply to the Policy once the loan is repaid. (Under Policies issued in New Jersey, a Minimum Guaranteed Death Benefit may apply while a Policy loan is outstanding.)

    -- OTHER POLICY TRANSACTIONS. In addition, if you reduce the Policy's face amount or make a partial surrender which reduces the face amount, or reduce or delete a rider benefit from your Policy, or if your Policy's rating classification is improved, you may lose the death benefit guarantee. Whether a guarantee still applies depends on the total premiums you have paid and the amount you have withdrawn from the Policy by partial surrenders. We recalculate the minimum death benefit premiums shown in Section 1 of your Policy following these transactions and also following an increase in rider coverage. (See "Premiums" below.) Federal tax law limits the amount of premiums that you can pay into the Policy. If, after one of these transactions, the Federal tax law limits the minimum death benefit premium for your Policy to an amount less than zero, your Policy will lose its death benefit guarantee permanently.

    -- SKIPPING A PREMIUM. If you do not pay a minimum death benefit premium in a Policy year, a Minimum Guaranteed Death Benefit may still apply to your Policy, depending on the total premiums paid and partial surrenders made. However, if you lose a death benefit guarantee because of insufficient premium payments, Federal tax law limits may prevent you from paying enough premiums in future Policy years to regain the guarantee. Although you may be able to regain the Guaranteed Minimum Death Benefit B, it is unlikely that you will be able to regain the Guaranteed Minimum Death Benefit A. (See "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B" below for more information.)

    MINIMUM GUARANTEED DEATH BENEFIT A. We determine if Minimum Guaranteed Death Benefit A is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date (age 100 of the insured). This Benefit is in effect if the total of:

        (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus

        (2) premiums paid less partial surrenders in the current Policy year, is at least equal to:

        (3) the amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current Policy year, up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan.

    (Under Policies issued in New Jersey the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

    The Table of Guaranteed Death Benefit A Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit A Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

    The Minimum Guaranteed Death Benefit A is not available under Policies issued in New York.

    MINIMUM GUARANTEED DEATH BENEFIT B. We determine if Minimum Guaranteed Death Benefit B is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the insured reaches age 80, or 20 years from the Policy Date, but no later than the Maturity Date of the Policy (age 100 of the insured). This Benefit is in effect if the total of:

        (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus

        (2) premiums paid less partial surrenders in the current Policy year, is at least equal to:

        (3) the amount shown in the Table of Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current Policy year, up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan.

    (Under Policies issued in New Jersey the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

    The Table of Guaranteed Death Benefit B Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit B Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

    Under Policies issued in New York, we call the Minimum Guaranteed Death Benefit B the "No Lapse Guarantee Death Benefit".

DEATH PROCEEDS PAYABLE


    The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix F).


    We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

    After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)


    If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent; however, special rules apply for some business situations. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

    If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE


    In all states except New York, we will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. The death benefit we pay on and after the original Maturity Date depends on the endorsement available in your state and on the insured's issue age. Our latest endorsement (available in approved states and only if the insured's issue age was below 81) extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the cash value on the date of death and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less.



    In some states, (and for Policies sold in all states where the insured's issue age was above 80) the death benefit we pay on and after the original Maturity Date generally equals the cash value on the date of death. However, we will extend the Policy face amount if, on the original Maturity Date, your premiums paid (with interest at 4%), less partial surrenders (with interest at 4%) are at least equal to the "Age 100 Amount" shown in the Policy. In this case, the death benefit on and after the original Maturity Date equals the greater of (1) the cash value on the date of death and (2) the Policy face amount. We base the Age 100 Amount on the Guaranteed Death Benefit B Premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the insured). Certain Policy transactions--reductions in face amount, reduction or deletion of a rider benefit, or improvement in rating class--could prevent you from paying sufficient premiums to reach the Age 100 Amount.


    Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

    The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

    Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

    -- the premium payment schedule (annual vs. quarterly, for example) you choose

    We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision", "Surrender Charge", and "Monthly Deduction from Cash Value".)

    The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

    The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

    A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

    The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

    Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

    INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

    PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

    If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

    If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

    PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate on the net Minimum Premium (see "Premiums") for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

    BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

    You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).

STATE VARIATIONS

    Certain Policy features, such as the "Right to Return the Policy", may vary by state. You should read the Policy carefully for any variations in your state.

                              CHARGES AND EXPENSES


    The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses. We can profit from certain Policy charges.


DEDUCTIONS FROM PREMIUMS

    We deduct a 4% sales charge from premiums. We currently intend to waive the charge:


    --  on all premiums after the 15th Policy year



    -- on premiums paid in a Policy year that are in excess of a Sales Charge Breakpoint Premium.


    For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)


    We have the right not to waive the charge or to resume the charge in either situation. We indicate your Sales Charge Breakpoint Premium as the "Target Premium" on your personalized illustration.


    The sales charge is 3% rather than 4% for:


    -- Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan where either (1) the average base Policy face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average base Policy face amount is at least $250,000. (The "base" Policy is the Policy without riders.)



    --  All other Policies with a base Policy face amount of at least $500,000.



    During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)


    We may reduce sales charges for Policies sold to some group or sponsored arrangements. We offer a program under which you may exchange certain fixed-benefit life insurance policies that New England Mutual issued for the Policies without a deduction for the sales charge, state premium tax and federal premium tax charges (see below) from the amount of cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of the program.

    STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

    FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

    EXAMPLE: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $3,000 and that the Policy's Sales Charge Breakpoint Premium equals $2,000.



             NET
PREMIUM    PREMIUM
-------    -------
$3,000     $2,000
            - 150     (7.5% X 2,000 = total sales and premium tax charge up to the
           -------    Sales Charge Breakpoint Premium)
           $1,850
           $1,000
           - 35       (3.5% X 1,000 = total sales and premium tax charge on
           ------     payments in excess of the Sales Charge Breakpoint Premium)
           $  965
           $1,850
            + 965
           -------
           $2,815     Net Premium
           -------



    We intend to waive the 4% sales charge on premiums paid after the 15th Policy year. In that case, the net premium in this example would be $3,000 - 105 (3.5% X 3,000) or $2,895.


SURRENDER CHARGE


    If, during the first eleven policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.



    DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the nonsmoker aggregate or nonsmoker substandard classes for all nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)


    The Deferred Sales Charge that applies during the first Policy year is equal to 25% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second Policy year is equal to 25% of premiums paid up to one Target Premium plus 5% of additional premiums paid up to a second Target Premium. As described below, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

    For Policies which cover insureds whose issue age is 55 or less at issue, the greatest Deferred Sales Charge applies if you lapse or surrender, or reduce the face amount, in Policy years three through five. The Deferred Sales Charge in these years equals 45% of actual premiums paid up to one Target Premium, plus 13.5% of additional premiums paid in excess of one Target Premium up to a second Target Premium, plus 13.5% of additional premiums paid in excess of two Target Premiums up to a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year.

    The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue, and assumes that one Target Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of total Target Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                                                     THE MAXIMUM DEFERRED
                                                                                 SALES CHARGE IS THE FOLLOWING
                                                                                  PERCENTAGE OF TOTAL TARGET
                                                       FOR POLICIES WHICH ARE      PREMIUMS PAID TO DATE OF
                                                       SURRENDERED, LAPSED OR        SURRENDER, LAPSE, OR
                                                           REDUCED DURING            FACE AMOUNT REDUCTION
                                                       ----------------------    -----------------------------
Entire Policy Year                                                3                          24.00%
                                                                  4                          18.00%
                                                                  5                          14.40%
Last Month of Policy Years                                        6                          10.00%
                                                                  7                           6.86%
                                                                  8                           4.50%
                                                                  9                           2.67%
                                                                 10                           1.20%
                                                                 11                           0.00%

    For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years three through five for insureds with an issue age up through 65, in Policy years two through four for insureds with an issue age from 66 through 75, and in Policy year two for insureds with an issue age above 75.

    In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

    DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                                                            FOR POLICIES WHICH ARE
                                                             SURRENDERED, LAPSED      DEFERRED ADMINISTRATIVE
                                                            OR REDUCED DURING THE      CHARGE PER $1,000 OF
                                                              POLICY YEAR SHOWN             FACE AMOUNT
                                                            ----------------------    -----------------------
Entire Policy year                                                     1                       $2.50
Last Month of Policy Year*                                             2                        2.25
                                                                       3                        2.00
                                                                       4                        1.75
                                                                       5                        1.50
                                                                       6                        1.25
                                                                       7                        1.00
                                                                       8                        0.75
                                                                       9                        0.50
                                                                      10                        0.25
                                                                      11                        0.00

------------
* The charge declines monthly after the end of the first Policy year.

    For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

    On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by a Minimum Death Benefit Guarantee or the three year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

    -- If you do not have a Minimum Death Benefit Guarantee and the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

    The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

    The Monthly Deduction includes the following charges:


    POLICY FEE. The Policy fee is currently equal to $7.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $7.00 per month).



    The Policy fee is currently $3.00 per month rather than $5.00 after the first Policy year for:



    -- Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan, where either (1) the average base face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is at least $250,000.



    --  All other Policies with a face amount of at least $500,000.



    ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.07 per $1,000 of base Policy face amount in the first Policy year and $0.02 per $1,000 of base Policy face amount thereafter (guaranteed not to exceed $0.08 per $1,000 of base face amount in the first Policy year and $0.04 per $1,000 of base face amount thereafter).


    Currently we intend not to charge more than $40 per month for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.


    The Administrative Charge is currently $0.06 per $1,000 of face amount rather than $0.07 for:



    -- Policies used in a business situation or a tax-qualified pension plan, where either (1) the average base face amount is at least $500,000 or
        (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is at least $250,000.



    --  All other Policies with a base face amount of at least $500,000.



    MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of base Policy face amount. (See "Minimum Guaranteed Death Benefit".)


    MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

    The guaranteed cost of insurance rates for a Policy depend on the insured's

    --  underwriting class

    --  age on the first day of the Policy year

    --  sex (if the Policy is sex-based).

    The current cost of insurance rates will also depend on

    --  the insured's age at issue

    --  the Policy year

    -- the face amount (for Policies not sold in a business situation or to a tax-qualified pension plan)

    -- the average face amount sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

    We guarantee that the rates will not be higher than rates based on

    -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

    -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).

    The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

    The underwriting classes we use are

    -- for Policies issued on non-juvenile insureds: smoker standard, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard and automatic issue

    --  for Policies issued on juvenile insureds: standard and substandard.

    Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

    The three standard nonsmoker classes are available as follows:


    -- nonsmoker preferred and nonsmoker standard, for Policies with base face amounts of $250,000 or more where the issue age is 20 through 75



    -- nonsmoker aggregate, for Policies with base face amounts below $250,000 and for all Policies where the issue age is above 75.


    Of the three standard nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker standard class generally offers the least favorable current cost of insurance rates.

    Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.


    Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates will be most favorable for a particular insured if:



    -- For a Policy not used in a business situation or in a tax-qualified pension plan, the base Policy face amount is at least $500,000.



    -- For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average base face amount is at least $500,000, or
        (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is at least $250,000.



    The current cost of insurance rates will be least favorable for a particular insured if:



    -- For a Policy not used in a business situation or in a tax-qualified pension plan, the base Policy face amount is below $250,000.



    -- For a Policy used in a business situation or in a tax-qualified pension plan, the base face amount is below $250,000 and either (1) the average base face amount is below $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average base face amount is below $250,000.



    We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. We may also deduct an additional insurance charge from an automatic issue Policy's cash value. The automatic issue cost of insurance rates vary based on the same factors that determine underwritten cost of insurance rates, except that currently the automatic issue rates do not vary based on the average face amount for the group. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO (unisex) Tables with smoker/nonsmoker modifications. Generally the current automatic issue rates will exceed current cost of insurance rates for a comparable underwritten Policy. The additional insurance charge for an automatic issue Policy will vary depending on certain characteristics of the group, as well as on the smoker status and issue age of the insured and the average face amount for the group. (For this purpose we use the same average face amount categories that we use when determining current cost of insurance rates for underwritten Policies.) The total guaranteed maximum monthly cost of insurance charges, including the additional charge for automatic issue status, exceed charges based on 100% of the 1980 CSO Tables.



    The underlying cost of insurance rates for automatic issue Policies vary based on whether the insured is a smoker or nonsmoker, and the preferred nonsmoker class is not available. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group or sponsored arrangement have certain characteristics, the Policies are issued on at least 25 lives, the base face amount of each Policy is at least $100,000 and the average base face amount is at least $250,000.

    Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred nonsmoker class is not available for these Policies.

    CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT


    MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .60% of the Sub-Accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.


    CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

    ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.


    The following table shows the annual operating expenses for each series, based on actual expenses for 1999, after any applicable expense cap or expense deferral arrangement:


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)


                                                     BACK        BACK
                                                     BAY         BAY         BACK                  WESTPEAK    LOOMIS
                                                   ADVISORS    ADVISORS      BAY       WESTPEAK     GROWTH     SAYLES
                                        CAPITAL      BOND       MONEY      ADVISORS     STOCK        AND        SMALL
                                        GROWTH      INCOME      MARKET     MANAGED      INDEX       INCOME       CAP
                                        SERIES      SERIES      SERIES      SERIES      SERIES      SERIES     SERIES*
                                        -------    --------    --------    --------    --------    --------    -------
Management Fee........................    .62%       .40%        .35%        .50%        .25%        .68%        .90%
Other Expenses........................    .04%       .08%        .05%        .08%        .10%        .06%        .10%
                                          ---        ---         ---         ---         ---         ---        ----
         Total Series Operating
           Expenses...................    .66%       .48%        .40%        .58%        .35%        .74%       1.00%


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)


                                           HARRIS/                  MORGAN
                                           OAKMARK                 STANLEY        DAVIS    ALGER                  MFS
                                           MIDCAP               INTERNATIONAL    VENTURE   EQUITY      MFS      RESEARCH
                                            VALUE    BALANCED       MAGNUM        VALUE    GROWTH   INVESTORS   MANAGERS
                                           SERIES     SERIES    EQUITY SERIES    SERIES    SERIES    SERIES*    SERIES*
                                           -------   --------   --------------   -------   ------   ---------   --------
Management Fee...........................    .75%      .70%           .90%         .75%     .75%       .75%       .75%
Other Expenses...........................    .13%      .07%           .40%         .06%     .05%       .15%       .15%
                                             ---       ---           ----          ---      ---        ---        ---
         Total Series Operating
           Expenses......................    .88%      .77%          1.30%         .81%     .80%       .90%       .90%


------------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.



    Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris/Oakmark Midcap Value,

Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.



    MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 1999 (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................                                   *
Janus Mid Cap...............................................
Russell 2000 Index..........................................                                   *


------------

* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets. Without this subsidy, the anticipated total annual expenses of the
  Putnam Large Cap Growth Portfolio would be   %. MetLife also paid such
  expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual expenses of the
  Russell 2000 Index Portfolio for 1999 would have been   %. Beginning February
  22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of (i) April 30, 2001 and (ii) the date when the Portfolio's net assets reach $200 million.



    The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................    .48%         .09%          .57%*
VIP Overseas................................................    .73%         .18%          .91%*
VIP High Income.............................................    .58%         .11%          .69%
VIP II Asset Manager........................................    .53%         .10%          .63%*


------------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio and .62% for VIP II Asset Manager Portfolio.


    Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

GROUP OR SPONSORED ARRANGEMENTS

    We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

    We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

    The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

    Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

    You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.


    You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)


    Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

    We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

    Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, we treat a payment as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

    If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

    Three types of premium payment levels can protect your Policy against lapse
(1) for the first three Policy years, (2) until age 80 of the insured, and (3) until age 100 of the insured. (The guarantee to age 100 is not available under Policies issued in New York.)

    First three Policy years--In general, if you pay the three year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

    To Maturity (age 100 of the insured)--Payment of the Guaranteed Death Benefit A premium can guarantee that the Policy will stay in force until age 100 of the insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". We base this guaranteed minimum death benefit premium on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the death benefit option chosen, the guaranteed level of cost of insurance charges, the current level of other Policy charges and any rider benefit selected. We recalculate this premium following the same Policy transactions described above for a recalculation of the three-year Minimum Premium amount. This Guaranteed Death Benefit A premium does not apply under Policies issued in New York.

    To age 80 of the insured--Payment of the Guaranteed Death Benefit B premium can guarantee that the Policy will stay in force until the later of age 80 of the insured, or 20 years after issue, but no later than the Maturity Date of the Policy (age 100 of the insured). Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the Guaranteed Death Benefit A premium. We base this premium on factors similar to the Guaranteed Death Benefit A premium, but we use the guaranteed level of both cost of insurance and other Policy charges for coverage to that age. We recalculate the Guaranteed Death Benefit B premium following the same Policy transactions described above for a recalculation of the three-year Minimum Premium amount.

    Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit B you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount needed to preserve the death benefit guarantee for an extra Policy year will change accordingly.

LAPSE AND REINSTATEMENT


    LAPSE. Unless your Policy is protected by a guaranteed death benefit or minimum premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to pay the amount due. The amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit Minimum Guaranteed Death Benefit A to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit B to be in effect; and a premium large enough to permit the three-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.


    REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

    If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

    The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; and we usually base the monthly administrative charge on the Policy year of the initial Policy. Otherwise, an Increase Policy is subject to the same terms and conditions as any other Policy except that the minimum required face amount for an Increase Policy is $10,000, and you may reduce the face amount of the Increase Policy to below $10,000.

    We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's sales charge and Surrender Charge scales will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See "Charges and Expenses".) An increase in face amount may have tax consequences.

    When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

    For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

    We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

    The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

    You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

    The Policy's loan value equals:

    (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

    (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

    (iii)  loan interest to the next loan interest due date.

    The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

    EXAMPLE: Using the Policy illustrated on page A-43 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.57%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:



                                                              ANNUAL     QUARTERLY
                                                              -------    ---------
(1)  Cash Value after Premium Payment on 10th Policy
  Anniversary...............................................  $42,363     $39,963
(2)  Cash Value Projected at a Constant Annual Rate of
Return of 4% to the
    (a) 11th Policy Anniversary.............................   43,650
    (b) Next Planned Premium Due Date.......................               40,243
(3)  90% of Amount Calculated in (2)........................   39,285      36,219
(4)  Amount Calculated in (3), Reduced by the Applicable
  Surrender Charge..........................................   39,020      35,954
(5)  Amount Calculated in (4), Reduced by Loan Interest to
  the Next Interest Due Date................................   36,986      34,080


    A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

    The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5.25% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

    The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

    If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefit".)

    If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

    Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

    You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly

Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER


    You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges, and in the Sales Charge Breakpoint Premium, on which we currently base the 4% sales charge. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.


    We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

    We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

    You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

    A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

    A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT


    You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)



    If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges, and in the Sales Charge Breakpoint Premium, on which we currently base the 4% sales charge. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.


    A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

    A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law. This could terminate your Policy's Minimum Guaranteed Death Benefit. (See "Minimum Guaranteed Death Benefit".)

    A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.


    A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

    We may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This benefit will be available where certain special needs exist, as described briefly below. Your right to exercise the rider will be subject to certain conditions.

    WE WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF: (1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) WE BELIEVE THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) WE BELIEVE THAT THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

    We expect that payment of the rider benefit will be available if the insured is diagnosed as terminally ill, as defined in the rider. The benefit may be subject to discounting and charges. Payment will be subject to evidence satisfactory to us.

    See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

    You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. You can allocate your Policy's cash value among no more than 10 accounts (including the Fixed Account) at any one time.

    You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

    See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION


    After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). We currently allow 12 Sub-Account transfers per Policy year under all Policies. We do not count transfers out of the Fixed Account against this limit. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


    We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

    You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.


DOLLAR COST AVERAGING



    We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.



    Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. Transfers made under the dollar cost averaging program count against the 12 transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may participate in the dollar cost averaging program while you are participating in the asset rebalancing program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring.



    Ask your registered representative about the availability of this feature.



ASSET REBALANCING



    We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.



    You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Dollar Cost Averaging" above). On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. Transfers made under the asset rebalancing program count against the 12 transfers allowed in a Policy year.



    Ask your registered representative about the availability of this feature.


SUBSTITUTION OF INSURED PERSON

    Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

    Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS


    We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.


    We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.


    The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at a banking institution at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

    Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

    GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.

    You may exercise this privilege only once within 24 months after issue. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

    The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

    FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that you repay any policy loans and
(1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have, at your option, either the same death benefit or the same net amount at risk as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

    Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

    GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval.) Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

    We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

    The following payment options are available:

    (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

    (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

    (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

    (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

    (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

    You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

    You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

    Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

    Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

    The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

    The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

    A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

    You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

    We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

    Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

    Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT


    Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:



    The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.



    The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.



    The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.



    The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.



    The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.



    The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.



    The Zenith Harris/Oakmark Midcap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.



    The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.



    The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.



    The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.



    The Zenith Davis Venture Value Series. Its investment objective is growth of capital.



    The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.



    The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

    The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.



    The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.



    The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.



    The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.



    The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.



    The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.



    The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.



    The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

------------

 * Availability of these Portfolios is subject to any necessary state insurance department approvals.



    The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.



    VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.



    The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.



    The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.



    The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

    The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


              SERIES                               ADVISER                              SUB-ADVISER
              ------                               -------                              -----------
Capital Growth                      Capital Growth Management Limited
                                    Partnership ("CGM")*
Back Bay Advisors Money Market      New England Investment Management,       Back Bay Advisors, L.P.*
                                    Inc.
Back Bay Advisors Bond Income       New England Investment Management,       Back Bay Advisors, L.P.*
                                    Inc.
Back Bay Advisors Managed           New England Investment Management,       Back Bay Advisors, L.P.*
                                    Inc.
Westpeak Stock Index                New England Investment Management,       Westpeak Investment Advisors,
                                    Inc.                                     L.P.*
Westpeak Growth and Income          New England Investment Management,       Westpeak Investment Advisors,
                                    Inc.                                     L.P.*
Loomis Sayles Small Cap             New England Investment Management,       Loomis, Sayles & Company, L.P.*
                                    Inc.
Balanced                            New England Investment Management,       Wellington Management Company, LLP
                                    Inc.
Morgan Stanley International        New England Investment Management,       Morgan Stanley Dean Witter
  Magnum Equity                     Inc.                                     Investment Management Inc.
Harris/Oakmark Midcap Value         New England Investment Management,       Harris Associates L.P.
                                    Inc.
Davis Venture Value                 New England Investment Management,       Davis Selected Advisers, L.P.**
                                    Inc.
Alger Equity Growth                 New England Investment Management,       Fred Alger Management, Inc.
                                    Inc.
MFS Investors                       New England Investment Management,       Massachusetts Financial Services
                                    Inc.                                     Company
MFS Research Managers               New England Investment Management,       Massachusetts Financial Services
                                    Inc.                                     Company


------------
 * An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.


    In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris/Oakmark Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser. The Harris/Oakmark Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.



    MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.



    Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


                               THE FIXED ACCOUNT

    THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

    You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

    Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

    We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

    Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

    Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

    We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

    Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

    TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.


    THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently allow 12 transfers per Policy year. We do not count transfers out of the Fixed Account against this limit.


    Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

    Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

    We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

    We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

    New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.


    We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Sales Charge Breakpoint Premium paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Sales Charge Breakpoint Premium in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of the Sales Charge Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Sales Charge Breakpoint Premium in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.



    New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.


                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

    Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

    If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

    If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                               TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

    If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

    ACCELERATED BENEFITS RIDER. We believe that payments received under the accelerated benefits rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

    OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

    The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

    If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

    Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

    Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

    POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

    Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

    Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

    The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                        since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Robert H. Benmosche...............    Director of NELICO since 1998 and Chairman, President and
  Metropolitan Life Insurance Co.       Chief Executive Officer of Metropolitan Life Insurance
  One Madison Avenue                    Company since 1998; formerly, Director, President and
  New York, NY 10010                    Chief Operating Officer 1997-1998; Executive Vice
                                        President 1995-1997 of Metropolitan Life; Executive Vice
                                        President 1989-1995 of Paine Webber.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                         Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  R.R. Box 67-15                        SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television        journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                    Higher Education Associates, Inc. since 1998; formerly,
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Howard, Smith & Levin LLP             Howard, Smith & Levin LLP in New York City.
  1330 Avenue of the Americas
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries                 the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.; Director and Executive Vice President 1993-1995 of
  17th Floor                            Burlington Menswear Division.
  New York, NY 10105
Thomas J. May.....................    Director of NELICO since 1996 and Chairman, President and
  Boston Edison Company                 Chief Executive Officer of Boston Edison Company since 1994;
  800 Boylston Street                   formerly, Director 1994-1996 of New England Mutual.
  Boston, MA 02199
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman and Chief
  Metropolitan Life Insurance Co.       Financial Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 1998; formerly, Senior Executive Vice President and
  New York, NY 10010                    Chief Financial Officer 1986-1998 of Metropolitan Life
                                        Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and             Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            since 1999; formerly, Senior Executive Vice President
  700 Quaker Lane                       1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887                     Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                           Corp. of Weld, Maine; formerly, Director 1990-1996 of New
  Weld, ME 04285                        England Mutual.
Alexander B. Trowbridge...........    Director of NELICO since 1996 and President of Trowbridge
  Trowbridge Partners Inc.              Partners, Inc. in Washington, DC; formerly, Director
  1317 F Street, NW,                    1983-1996 of New England Mutual.
  Suite 500
  Washington, D.C. 20004


                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996; formerly, Senior
                                        Vice President 1994-1996 and Vice President 1990-1994 of
                                        New England Mutual.
A. Frank Beaz.....................    Executive Vice President of NELICO since 1999; formerly,
                                        Senior Vice President 1998-1999 of NELICO; Chief
                                        Administrative Officer and Senior Vice President 1997-1998
                                        of Equitable Distributors and Senior Vice President
                                        1994-1997 of The Equitable Life Insurance Companies.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996; formerly, Senior
                                        Vice President 1994-1996 of New England Mutual.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Mary Ann Brown....................    President, New England Products and Services (a business
                                        unit of NELICO) since 1998; formerly, Director, Worldwide
                                        Life Insurance 1997-1998 of Swiss Reinsurance New Markets;
                                        President & Chief Executive Officer 1996-1998 of Atlantic
                                        International Reinsurance Company; Executive Vice
                                        President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/ Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services (a business unit of
                                        NELICO) and Chief Information Officer since 1998; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 and Vice President 1994-1995 of New
                                        England Mutual.
Anne Marie Faria..................    Senior Vice President of NELICO since 1996; formerly, Vice
                                        President 1990-1996 of New England Mutual.
Thom A. Faria.....................    President, Career Agency System (a business unit of NELICO)
                                        since 1996; formerly, Executive Vice President in 1996;
                                        Senior Vice President 1993-1996 of New England Mutual.
Anne M. Goggin....................    Senior Vice President and Associate General Counsel of
                                        NELICO since 1997; formerly, Vice President and Counsel of
                                        NELICO in 1996; Vice President and Counsel 1994-1996 of
                                        New England Mutual.
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk since
                                        1996; formerly, Counsel and Assistant Secretary 1990-1996 of
                                        New England Mutual.
Alan C. Leland, Jr. ..............    Senior Vice President of NELICO since 1996; formerly, Vice
                                        President 1984-1996 of New England Mutual.
George J. Maloof..................    Senior Vice President of NELICO since 1996; formerly, Vice
                                        President 1991-1996 of New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999; formerly, Vice
                                        President 1997-1999 of NELICO and Vice President 1994-1997
                                        of The Equitable Life Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                        Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999; formerly, Vice
                                        President 1994-1999 of Manufacturers Life Insurance Company
                                        of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999; formerly, Vice
                                        President 1996-1999 of NELICO and Vice President 1994-1996
                                        of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996; formerly, Vice
                                        President 1990-1996 of New England Mutual.
Richard A. Robinson...............    Second Vice President and chief accounting officer since
                                        1998; formerly, Second Vice President 1997-1998 of NELICO;
                                        Manager of Life Insurance Accounting 1994-1997 of Liberty
                                        Life Assurance Company.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                        NELICO since 1999; formerly, Partner, Actuarial Consulting
                                        1992-1999 of Price Waterhouse Coopers LLP.
John G. Small, Jr. ...............    President, New England Services (a business unit of NELICO)
                                        since 1997; formerly, Senior Vice President 1996-1997 of
                                        NELICO and Senior Vice President 1990-1996 of New England
                                        Mutual.
H. James Wilson...................    Executive Vice President and General Counsel of NELICO since
                                        1996; formerly, Executive Vice President and General Counsel
                                        1993-1996 of New England Mutual.
John W. Wright....................    President, New England Financial Employee Benefits Group (a
                                        business unit of NELICO) since 1996; formerly, President
                                        1993-1996 of New England Employee Benefits Group (a
                                        business unit of New England Mutual).


    The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.


                                 VOTING RIGHTS


    We own Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

    Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that Sub-Account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

    We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

    The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

    We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

    We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets as a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

    For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

    For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

    You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

    For all other Policy changes, please contact your registered representative.

                                    REPORTS

    We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

    You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

    Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.


    Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.


    Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

    We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

    Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                             REGISTRATION STATEMENT

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

    The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

    Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                    NET CASH VALUES AND ACCUMULATED PREMIUMS


    The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $100,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker aggregate class for the $100,000 face amount and in the nonsmoker preferred class for the $500,000 face amount. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the cost of insurance, Policy fee, and first-year administrative charges that would apply to a Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (See "Charges and Expenses".) Illustrations show Option 1 and Option 2 death benefits.


    The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


    The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund, that New England Investment Management could terminate at any time.



    Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.35%, 4.57% and 10.49%, respectively, based on the current charge for mortality and expense risks, and -1.65%, 4.25% and 10.16%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)


    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

    The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.


    If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

                      $1,520 ANNUAL PREMIUM FOR NONSMOKER


                          AGGREGATE UNDERWRITING RISK


                              $100,000 FACE AMOUNT

                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  1,596     $100,000   $100,000   $100,000   $   582   $   654   $    726   $ 1,021   $ 1,093   $  1,165
   2         3,272      100,000    100,000    100,000     1,641     1,852      2,071     2,093     2,304      2,523
   3         5,031      100,000    100,000    100,000     2,382     2,800      3,253     3,127     3,545      3,998
   4         6,879      100,000    100,000    100,000     3,409     4,106      4,892     4,129     4,826      5,612
   5         8,819      100,000    100,000    100,000     4,406     5,454      6,684     5,101     6,149      7,379
   6        10,856      100,000    100,000    100,000     5,460     6,934      8,734     6,039     7,513      9,314
   7        12,995      100,000    100,000    100,000     6,495     8,472     10,985     6,959     8,935     11,449
   8        15,240      100,000    100,000    100,000     7,533    10,091     13,479     7,880    10,439     13,827
   9        17,598      100,000    100,000    100,000     8,587    11,811     16,258     8,819    12,043     16,490
  10        20,074      100,000    100,000    100,000     9,678    13,654     19,369     9,794    13,770     19,485
  15        34,439      100,000    100,000    100,000    14,580    23,839     40,169    14,580    23,839     40,169
  20        52,773      100,000    100,000    100,000    18,673    36,195     74,443    18,673    36,195     74,443
  25        76,172      100,000    100,000    157,196    21,787    51,306    130,997    21,787    51,306    130,997
  30       106,036      100,000    100,000    256,806    23,549    70,058    223,309    23,549    70,058    223,309
  35       144,151      100,000    100,000    392,908    23,040    94,019    374,198    23,040    94,019    374,198

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -61.74%   -56.99%   -52.22%   6,478.95%  6,478.95%  6,478.95%
   2    -34.69    -28.83    -23.01      662.65     662.65     662.65
   3    -29.13    -22.48    -15.96      265.39     265.39     265.39
   4    -21.85    -15.10     -8.51      152.66     152.66     152.66
   5    -17.65    -10.86     -4.25      102.87     102.87     102.87
   6    -14.51     -7.78     -1.23       75.61      75.61      75.61
   7    -12.37     -5.70      0.80       58.68      58.68      58.68
   8    -10.77     -4.16      2.29       47.26      47.26      47.26
   9     -9.49     -2.95      3.44       39.10      39.10      39.10
  10     -8.41     -1.96      4.36       33.01      33.01      33.01
  15     -5.83      0.55      6.80       17.02      17.02      17.02
  20     -4.92      1.63      7.92       10.35      10.35      10.35
  25     -4.61      2.24      8.56        6.81       6.81       9.72
  30     -4.70      2.64      8.94        4.68       4.68       9.65
  35     -5.33      2.97      9.19        3.27       3.27       9.40


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $1,520 ANNUAL PREMIUM FOR NONSMOKER


                          AGGREGATE UNDERWRITING RISK


                              $100,000 FACE AMOUNT

                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  1,596     $100,000   $100,000   $100,000   $   542   $   612   $    683   $   981   $ 1,052   $  1,122
   2         3,272      100,000    100,000    100,000     1,514     1,716      1,928     1,966     2,168      2,380
   3         5,031      100,000    100,000    100,000     2,175     2,573      3,005     2,920     3,318      3,750
   4         6,879      100,000    100,000    100,000     3,121     3,779      4,523     3,841     4,499      5,243
   5         8,819      100,000    100,000    100,000     4,034     5,018      6,176     4,729     5,713      6,871
   6        10,856      100,000    100,000    100,000     5,003     6,380      8,067     5,582     6,959      8,647
   7        12,995      100,000    100,000    100,000     5,935     7,774     10,120     6,398     8,237     10,583
   8        15,240      100,000    100,000    100,000     6,830     9,200     12,350     7,178     9,548     12,697
   9        17,598      100,000    100,000    100,000     7,687    10,659     14,775     7,919    10,891     15,007
  10        20,074      100,000    100,000    100,000     8,503    12,149     17,416     8,619    12,265     17,532
  15        34,439      100,000    100,000    100,000    11,393    19,553     34,211    11,393    19,553     34,211
  20        52,773      100,000    100,000    100,000    12,468    27,246     60,843    12,468    27,246     60,843
  25        76,172      100,000    100,000    125,694    10,872    34,834    104,745    10,872    34,834    104,745
  30       106,036      100,000    100,000    200,654     4,429    41,217    174,482     4,429    41,217    174,482
  35       144,151      100,000    100,000    299,409              44,302    285,151              44,302    285,151

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -64.33%   -59.71%   -55.08%   6,478.95%  6,478.95%  6,478.95%
   2    -38.36    -32.56    -26.79      662.65     662.65     662.65
   3    -32.69    -26.00    -19.45      265.39     265.39     265.39
   4    -24.96    -18.14    -11.49      152.66     152.66     152.66
   5    -20.41    -13.53     -6.84      102.87     102.87     102.87
   6    -16.96    -10.13     -3.49       75.61      75.61      75.61
   7    -14.64     -7.85     -1.25       58.68      58.68      58.68
   8    -13.01     -6.24      0.34       47.26      47.26      47.26
   9    -11.81     -5.04      1.54       39.10      39.10      39.10
  10    -10.91     -4.12      2.46       33.01      33.01      33.01
  15     -9.30     -1.95      4.92       17.02      17.02      17.02
  20     -9.54     -1.06      6.22       10.35      10.35      10.35
  25    -11.80     -0.68      7.12        6.81       6.81       8.30
  30    -25.55     -0.66      7.67        4.68       4.68       8.39
  35               -1.04      8.03        3.27       3.27       8.24


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $1,520 ANNUAL PREMIUM FOR NONSMOKER


                          AGGREGATE UNDERWRITING RISK


                              $100,000 FACE AMOUNT

                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  1,596     $101,018   $101,090   $101,163   $   579   $   651   $    723   $ 1,018   $ 1,090   $  1,163
   2         3,272      102,085    102,295    102,514     1,633     1,843      2,061     2,085     2,295      2,514
   3         5,031      103,110    103,526    103,977     2,365     2,781      3,232     3,110     3,526      3,977
   4         6,879      104,100    104,792    105,571     3,380     4,072      4,851     4,100     4,792      5,571
   5         8,819      105,056    106,094    107,311     4,361     5,399      6,616     5,056     6,094      7,311
   6        10,856      105,975    107,430    109,207     5,395     6,851      8,628     5,975     7,430      9,207
   7        12,995      106,871    108,817    111,291     6,407     8,354     10,828     6,871     8,817     11,291
   8        15,240      107,766    110,280    113,606     7,419     9,932     13,259     7,766    10,280     13,606
   9        17,598      108,680    111,840    116,196     8,448    11,608     15,965     8,680    11,840     16,196
  10        20,074      109,632    113,523    119,112     9,516    13,408     18,996     9,632    13,523     19,112
  15        34,439      114,280    123,278    139,116    14,280    23,278     39,116    14,280    23,278     39,116
  20        52,773      118,067    134,839    171,334    18,067    34,839     71,334    18,067    34,839     71,334
  25        76,172      120,618    148,159    223,083    20,618    48,159    123,083    20,618    48,159    123,083
  30       106,036      121,406    162,993    306,235    21,406    62,993    206,235    21,406    62,993    206,235
  35       144,151      119,259    178,234    439,404    19,259    78,234    339,404    19,259    78,234    339,404

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -61.91%   -57.17%   -52.42%   6,545.91%  6,550.69%  6,555.40%
   2    -34.92    -29.07    -23.26      671.04     671.88     672.76
   3    -29.41    -22.77    -16.25      269.58     270.13     270.73
   4    -22.15    -15.41     -8.83      155.62     156.11     156.66
   5    -17.97    -11.19     -4.59      105.27     105.75     106.31
   6    -14.84     -8.12     -1.58       77.70      78.19      78.79
   7    -12.71     -6.05      0.44       60.57      61.09      61.73
   8    -11.12     -4.52      1.92       49.02      49.57      50.27
   9     -9.83     -3.30      3.07       40.77      41.35      42.12
  10     -8.73     -2.30      4.02       34.62      35.23      36.08
  15     -6.12      0.26      6.49       18.48      19.31      20.62
  20     -5.27      1.28      7.57       11.69      12.76      14.65
  25     -5.11      1.78      8.16        8.03       9.34      11.89
  30     -5.47      2.01      8.53        5.74       7.31      10.54
  35     -6.72      2.05      8.78        4.11       5.97       9.87


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                      $1,520 ANNUAL PREMIUM FOR NONSMOKER


                          AGGREGATE UNDERWRITING RISK


                              $100,000 FACE AMOUNT

                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  1,596     $100,979   $101,049   $101,119   $   540   $   610   $    680   $   979   $ 1,049   $  1,119
   2         3,272      101,959    102,160    102,370     1,506     1,708      1,918     1,959     2,160      2,370
   3         5,031      102,904    103,300    103,729     2,159     2,554      2,984     2,904     3,300      3,729
   4         6,879      103,813    104,466    105,204     3,093     3,746      4,484     3,813     4,466      5,204
   5         8,819      104,687    105,661    106,807     3,992     4,966      6,112     4,687     5,661      6,807
   6        10,856      105,521    106,881    108,546     4,942     6,302      7,967     5,521     6,881      8,546
   7        12,995      106,315    108,125    110,434     5,852     7,662      9,970     6,315     8,125     10,434
   8        15,240      107,067    109,393    112,482     6,719     9,045     12,135     7,067     9,393     12,482
   9        17,598      107,776    110,683    114,706     7,544    10,451     14,475     7,776    10,683     14,706
  10        20,074      108,438    111,991    117,120     8,322    11,875     17,004     8,438    11,991     17,120
  15        34,439      110,914    118,669    132,572    10,914    18,669     32,572    10,914    18,669     32,572
  20        52,773      111,433    124,874    155,331    11,433    24,874     55,331    11,433    24,874     55,331
  25        76,172      108,964    129,140    188,397     8,964    29,140     88,397     8,964    29,140     88,397
  30       106,036      101,575    128,525    235,336     1,575    28,525    135,336     1,575    28,525    135,336
  35       144,151                 117,922    300,304              17,922    200,304              17,922    200,304

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -64.50%   -59.89%   -55.27%   6,543.33%  6,547.96%  6,552.59%
   2    -38.60    -32.80    -27.04      670.54     671.34     672.18
   3    -32.98    -26.30    -19.75      269.31     269.83     270.40
   4    -25.27    -18.46    -11.81      155.41     155.88     156.40
   5    -20.74    -13.86     -7.18      105.10     105.55     106.08
   6    -17.30    -10.48     -3.85       77.54      78.01      78.57
   7    -15.00     -8.22     -1.63       60.42      60.91      61.51
   8    -13.39     -6.62     -0.05       48.87      49.38      50.04
   9    -12.21     -5.44      1.13       40.60      41.14      41.86
  10    -11.33     -4.54      2.03       34.43      35.00      35.78
  15     -9.93     -2.54      4.34       18.16      18.89      20.10
  20    -10.63     -1.95      5.41       11.23      12.14      13.88
  25    -14.23     -2.11      6.00        7.38       8.47      10.85
  30    -49.11     -3.23      6.33        4.76       6.05       9.21
  35               -7.31      6.49        3.27       4.06       8.26


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                                DEATH BENEFIT                      NET CASH VALUE                       CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                       GROSS ANNUAL                       GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                  RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   --------------------------------   --------------------------------
YEAR      PER YEAR        0%         6%         12%          0%         6%         12%          0%         6%         12%
------   -----------      --         --         ---          --         --         ---          --         --         ---
   1      $  7,980     $500,000   $500,000   $  500,000   $  3,655   $  4,042   $    4,428   $  5,852   $  6,238   $    6,625
   2        16,359      500,000    500,000      500,000      9,581     10,726       11,917     11,842     12,986       14,178
   3        25,157      500,000    500,000      500,000     13,926     16,217       18,696     17,651     19,942       22,421
   4        34,395      500,000    500,000      500,000     19,675     23,508       27,823     23,275     27,108       31,423
   5        44,095      500,000    500,000      500,000     25,271     31,053       37,823     28,746     34,528       41,299
   6        54,279      500,000    500,000      500,000     31,196     39,344       49,273     34,092     42,240       52,169
   7        64,973      500,000    500,000      500,000     37,053     47,998       61,884     39,370     50,314       64,201
   8        76,202      500,000    500,000      500,000     42,874     57,065       75,814     44,612     58,802       77,551
   9        87,992      500,000    500,000      500,000     48,722     66,626       91,263     49,880     67,784       92,421
  10       100,372      500,000    500,000      500,000     54,647     76,753      108,439     55,226     77,333      109,018
  15       172,197      500,000    500,000      500,000     81,173    132,570      223,066     81,173    132,570      223,066
  20       263,866      500,000    500,000      535,772    104,094    200,993      412,133    104,094    200,993      412,133
  25       380,862      500,000    500,000      867,099    121,848    284,858      722,583    121,848    284,858      722,583
  30       530,182      500,000    500,000    1,413,729    132,788    389,443    1,229,330    132,788    389,443    1,229,330
  35       720,756      500,000    549,493    2,160,937    133,521    523,326    2,058,035    133,521    523,326    2,058,035

        INTERNAL RATE OF RETURN       INTERNAL RATE OF RETURN
           ON NET CASH VALUE              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
              GROSS ANNUAL                  GROSS ANNUAL
END OF     RATE OF RETURN OF             RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
YEAR      0%       6%      12%        0%         6%        12%
------    --       --      ---        --         --        ---
   1    -51.90%  -46.82%  -41.73%  6,478.95%  6,478.95%  6,478.95%
   2    -27.09   -21.11   -15.16     662.65     662.65     662.65
   3    -22.70   -16.09    -9.60     265.39     265.39     265.39
   4    -16.67   -10.02    -3.51     152.66     152.66     152.66
   5    -13.30    -6.66    -0.16     102.87     102.87     102.87
   6    -10.76    -4.20     2.22      75.61      75.61      75.61
   7     -9.06    -2.57     3.78      58.68      58.68      58.68
   8     -7.83    -1.41     4.89      47.26      47.26      47.26
   9     -6.87    -0.53     5.72      39.10      39.10      39.10
  10     -6.10     0.18     6.37      33.01      33.01      33.01
  15     -4.38     1.86     8.01      17.02      17.02      17.02
  20     -3.76     2.59     8.77      10.35      10.35      10.91
  25     -3.62     2.99     9.19       6.81       6.81      10.33
  30     -3.77     3.26     9.43       4.68       4.68      10.14
  35     -4.26     3.49     9.60       3.27       3.72       9.80


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
YEAR      PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  7,980     $500,000   $500,000   $  500,000   $ 3,427   $  3,803   $    4,180   $ 5,624   $  5,999   $    6,376
   2        16,359      500,000    500,000      500,000     8,686      9,780       10,922    10,947     12,041       13,183
   3        25,157      500,000    500,000      500,000    12,383     14,540       16,883    16,109     18,266       20,608
   4        34,395      500,000    500,000      500,000    17,499     21,070       25,105    21,099     24,670       28,705
   5        44,095      500,000    500,000      500,000    22,448     27,790       34,072    25,923     31,265       37,548
   6        54,279      500,000    500,000      500,000    27,670     35,148       44,303    30,566     38,044       47,199
   7        64,973      500,000    500,000      500,000    32,706     42,691       55,422    35,023     45,008       57,739
   8        76,202      500,000    500,000      500,000    37,552     50,424       67,522    39,290     52,161       69,259
   9        87,992      500,000    500,000      500,000    42,205     58,349       80,703    43,363     59,508       81,861
  10       100,372      500,000    500,000      500,000    46,649     66,464       95,072    47,229     67,043       95,652
  15       172,197      500,000    500,000      500,000    62,888    107,359      187,146    62,888    107,359      187,146
  20       263,866      500,000    500,000      500,000    70,086    150,993      334,360    70,086    150,993      334,360
  25       380,862      500,000    500,000      691,040    64,133    196,251      575,866    64,133    196,251      575,866
  30       530,182      500,000    500,000    1,101,376    34,532    239,600      957,718    34,532    239,600      957,718
  35       720,756      500,000    500,000    1,641,883              275,629    1,563,698              275,629    1,563,698

        INTERNAL RATE OF RETURN       INTERNAL RATE OF RETURN
           ON NET CASH VALUE              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
              GROSS ANNUAL                  GROSS ANNUAL
END OF     RATE OF RETURN OF             RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
YEAR      0%       6%      12%        0%         6%        12%
------    --       --      ---        --         --        ---
   1    -54.90%  -49.96%  -45.00%  6,478.95%  6,478.95%  6,478.95%
   2    -31.98   -26.03   -20.11     662.65     662.65     662.65
   3    -27.56   -20.86   -14.29     265.39     265.39     265.39
   4    -20.91   -14.14    -7.51     152.66     152.66     152.66
   5    -17.06   -10.25    -3.61     102.87     102.87     102.87
   6    -14.13    -7.40    -0.82      75.61      75.61      75.61
   7    -12.19    -5.50     1.02      58.68      58.68      58.68
   8    -10.84    -4.17     2.33      47.26      47.26      47.26
   9     -9.85    -3.20     3.29      39.10      39.10      39.10
  10     -9.11    -2.45     4.03      33.01      33.01      33.01
  15     -7.88    -0.75     5.98      17.02      17.02      17.02
  20     -8.14    -0.06     7.02      10.35      10.35      10.35
  25     -9.89     0.25     7.73       6.81       6.81       8.90
  30    -18.00     0.32     8.15       4.68       4.68       8.87
  35               0.20     8.43       3.27       3.27       8.64


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                DEATH BENEFIT                      NET CASH VALUE                       CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                       GROSS ANNUAL                       GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                  RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   --------------------------------   --------------------------------
 YEAR     PER YEAR        0%         6%         12%          0%         6%         12%          0%         6%         12%
------   -----------      --         --         ---          --         --         ---          --         --         ---
   1      $  7,980     $505,842   $506,227   $  506,614   $  3,645   $  4,031   $    4,417   $  5,842   $  6,227   $    6,614
   2        16,359      511,811    512,952      514,141      9,551     10,692       11,880     11,811     12,952       14,141
   3        25,157      517,586    519,867      522,336     13,861     16,142       18,611     17,586     19,867       22,336
   4        34,395      523,159    526,970      531,260     19,559     23,370       27,659     23,159     26,970       31,260
   5        44,095      528,562    534,301      541,019     25,087     30,825       37,544     28,562     34,301       41,019
   6        54,279      533,824    541,894      551,728     30,928     38,998       48,832     33,824     41,894       51,728
   7        64,973      539,004    549,825      563,551     36,687     47,508       61,234     39,004     49,825       63,551
   8        76,202      544,139    558,144      576,640     42,402     56,406       74,902     44,139     58,144       76,640
   9        87,992      549,299    566,940      591,202     48,141     65,782       90,043     49,299     66,940       91,202
  10       100,372      554,544    576,297      607,455     53,964     75,718      106,876     54,544     76,297      107,455
  15       172,197      579,859    630,123      718,497     79,859    130,123      218,497     79,859    130,123      218,497
  20       263,866      601,430    695,055      898,656    101,430    195,055      398,656    101,430    195,055      398,656
  25       380,862      616,392    770,322    1,188,590    116,392    270,322      688,590    116,392    270,322      688,590
  30       530,182      622,203    855,055    1,655,325    122,203    355,055    1,155,325    122,203    355,055    1,155,325
  35       720,756      614,187    945,587    2,406,414    114,187    445,587    1,906,414    114,187    445,587    1,906,414

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -52.03%   -46.96%   -41.88%   6,555.81%  6,560.88%  6,565.97%
   2    -27.25    -21.28    -15.35      672.15     673.07     674.01
   3    -22.90    -16.30     -9.81      270.12     270.73     271.38
   4    -16.88    -10.25     -3.74      156.00     156.53     157.14
   5    -13.53     -6.90     -0.40      105.58     106.11     106.72
   6    -11.00     -4.45      1.96       77.97      78.51      79.17
   7     -9.30     -2.83      3.52       60.82      61.39      62.10
   8     -8.08     -1.67      4.62       49.25      49.86      50.63
   9     -7.12     -0.78      5.45       40.99      41.63      42.48
  10     -6.34     -0.07      6.12       34.82      35.50      36.43
  15     -4.60      1.64      7.77       18.64      19.55      20.97
  20     -4.04      2.32      8.49       11.84      13.00      15.03
  25     -4.02      2.61      8.88        8.17       9.59      12.28
  30     -4.41      2.72      9.12        5.87       7.56      10.93
  35     -5.39      2.70      9.27        4.25       6.23      10.25


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
 YEAR     PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  7,980     $505,614   $505,989   $  506,366   $ 3,418   $  3,793   $    4,169   $ 5,614   $  5,989   $    6,366
   2        16,359      510,908    511,998      513,136     8,648      9,738       10,876    10,908     11,998       13,136
   3        25,157      516,026    518,171      520,500    12,301     14,446       16,775    16,026     18,171       20,500
   4        34,395      520,955    524,498      528,501    17,355     20,898       24,901    20,955     24,498       28,501
   5        44,095      525,699    530,987      537,205    22,224     27,512       33,730    25,699     30,987       37,205
   6        54,279      530,241    537,625      546,661    27,345     34,729       43,765    30,241     37,625       46,661
   7        64,973      534,574    544,406      556,936    32,257     42,089       54,619    34,574     44,406       56,936
   8        76,202      538,692    551,327      568,102    36,954     49,589       66,364    38,692     51,327       68,102
   9        87,992      542,588    558,383      580,239    41,429     57,225       79,081    42,588     58,383       80,239
  10       100,372      546,246    565,561      593,425    45,667     64,982       92,846    46,246     65,561       93,425
  15       172,197      560,274    602,548      678,241    60,274    102,548      178,241    60,274    102,548      178,241
  20       263,866      564,390    638,007      804,290    64,390    138,007      304,290    64,390    138,007      304,290
  25       380,862      553,443    664,803      989,514    53,443    164,803      489,514    53,443    164,803      489,514
  30       530,182      517,785    668,456    1,256,500    17,785    168,456      756,500    17,785    168,456      756,500
  35       720,756      500,000    623,744    1,633,781              123,744    1,133,781              123,744    1,133,781

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -55.03%   -50.09%   -45.14%   6,552.81%  6,557.75%  6,562.70%
   2    -32.19    -26.26    -20.35      671.43     672.30     673.21
   3    -27.83    -21.14    -14.58      269.71     270.28     270.90
   4    -21.20    -14.44     -7.82      155.68     156.19     156.75
   5    -17.37    -10.58     -3.95      105.31     105.80     106.37
   6    -14.46     -7.74     -1.17       77.72      78.22      78.83
   7    -12.54     -5.86      0.66       60.58      61.11      61.76
   8    -11.20     -4.55      1.94       49.02      49.57      50.28
   9    -10.24     -3.59      2.89       40.74      41.32      42.10
  10     -9.52     -2.87      3.61       34.56      35.17      36.02
  15     -8.49     -1.34      5.41       18.27      19.06      20.35
  20     -9.15     -0.93      6.23       11.33      12.32      14.16
  25    -12.00     -1.11      6.68        7.48       8.66      11.15
  30    -29.94     -2.03      6.92        4.87       6.26       9.54
  35               -4.80      7.04        3.27       4.33       8.62


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

    This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


    The Policies became available August, 1995. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series commenced operations on October 31, 1994. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively.



    We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .60%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.


    Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

    The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

    The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNTS INVESTING IN ZENITH FUND


                                                                 ANNUAL NET RATE OF RETURN
                        -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                              FOR ONE YEAR ENDING
-----------             8/26/83-   ------------------------------------------------------------------------------------------------
                        12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*.......    8.64%      -.96%     67.09%     94.04%     51.79%     -9.34%     29.98%     -4.06%     53.06%     -6.61%
Bond Income...........    2.83%     11.93      18.05      14.15       1.65       7.72      11.63       7.44      17.25       7.53
Money Market..........    3.08%      9.96       7.61       6.16       5.89       6.87       8.60       7.54       5.58       3.18

                                                ANNUAL NET RATE OF RETURN
                        --------------------------------------------------------------------------   8/26/83-   8/26/83-
SUB-ACCOUNT                                        FOR ONE YEAR ENDING                               12/31/99   12/31/99
-----------             --------------------------------------------------------------------------    TOTAL     EFFECTIVE
                        12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                        --------   --------   --------   --------   --------   --------   --------   --------   ---------
Capital Growth*.......   14.28%     -7.62%     37.21%     20.34%     22.74%     33.29%
Bond Income...........   11.94      -3.94      20.47       3.98      10.23       8.39
Money Market..........    2.36       3.35       5.07       4.50       4.71       4.63


                                                                      ANNUAL NET RATE OF RETURN
                                   ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                    FOR ONE YEAR ENDING
-----------                        5/1/87-    -------------------------------------------------------------------------------------
                                   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index......................   -12.55%    15.65%     29.37%     -4.72%     29.65%      6.65%      9.07%       .51%     36.10%
Managed..........................    -1.06%     8.83      18.37       2.59      19.45       6.06       9.99      -1.70      30.48

                                           ANNUAL NET RATE OF RETURN
                                   -----------------------------------------   5/1/87-     5/1/87-
SUB-ACCOUNT                                   FOR ONE YEAR ENDING              12/31/99   12/31/99
-----------                        -----------------------------------------    TOTAL     EFFECTIVE
                                   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                   --------   --------   --------   --------   --------   ---------
Stock Index......................   21.73%     31.70%     27.17%
Managed..........................   14.34      25.81      18.94



                                                        ANNUAL NET RATE OF RETURN
                                --------------------------------------------------------------------------   4/30/93-   4/30/93-
SUB-ACCOUNT                                                      FOR ONE YEAR ENDING                         12/31/99   12/31/99
-----------                     4/30/93    ---------------------------------------------------------------    TOTAL     EFFECTIVE
                                12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Growth and Income.............   13.78%     -1.80%     35.65%     17.38%     32.67%     23.71%
Midcap Value**................   14.28       -.87      29.57      16.90      16.62      -6.03



                                                              ANNUAL NET RATE OF RETURN
                                           ---------------------------------------------------------------    5/2/94     5/2/94
SUB-ACCOUNT                                                           FOR ONE YEAR ENDING                    12/31/99   12/31/99
-----------                                5/2/94-    ----------------------------------------------------    TOTAL     EFFECTIVE
                                           12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                           --------   --------   --------   --------   --------   --------   --------   ---------
Small Cap................................   -3.61%     28.08%     29.90%     24.11%     -2.28%



                                                             ANNUAL NET RATE OF RETURN
                                          ---------------------------------------------------------------   10/31/94-   10/31/94-
SUB-ACCOUNT                                                          FOR ONE YEAR ENDING                    12/31/99    12/31/99
-----------                               10/31/94   ----------------------------------------------------     TOTAL     EFFECTIVE
                                          12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN      ANNUAL
                                          --------   --------   --------   --------   --------   --------   ---------   ---------
Equity Growth...........................   -4.29%     47.81%     12.49%     24.88%     46.90%
Balanced***.............................    -.20      24.05      16.21      15.48       8.46
Venture Value...........................   -3.60      38.45      25.08      32.70      13.73
International Magnum Equity****.........    2.50       5.60       6.03      -1.89       6.63



                                                              ANNUAL NET RATE OF RETURN
                                                              -------------------------    4/30/99-    4/30/99-
                                                                                           12/31/99    12/31/99
                                                                      4/30/99-               TOTAL     EFFECTIVE
SUB-ACCOUNT                                                           12/31/99              RETURN      ANNUAL
-----------                                                           --------             --------    ---------
Investors...................................................
Research Managers...........................................


------------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.


** The Harris/Oakmark Midcap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.



*** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser.



**** The Morgan Stanley International Magnum Equity Series' sub-adviser was
     Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became sub-adviser.



            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.



                                                                 ANNUAL NET RATE OF RETURN
                                                              --------------------------------    3/3/97-      3/3/97-
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING     12/31/99    12/31/99
-----------                                                   3/3/97-     --------------------     TOTAL      EFFECTIVE
                                                              12/31/97    12/31/98    12/31/99     RETURN      ANNUAL
                                                              --------    --------    --------    --------    ---------
Mid Cap.....................................................



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------   11/9/98-   11/9/98-
                                                                         FOR ONE YEAR ENDING   12/31/99   12/31/99
                                                              11/9/98-   -------------------    TOTAL     EFFECTIVE
                                                              12/31/98        12/31/99          RETURN     ANNUAL
                                                              --------        --------         --------   ---------
Russell 2000 Index..........................................

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                      ANNUAL NET RATE OF RETURN
                                   ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                    FOR ONE YEAR ENDING
-----------                        10/9/86-   -------------------------------------------------------------------------------------
                                   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income....................     .06%     -3.08%     21.98%     16.64%     -15.80%    31.07%     16.39%     17.59%      6.43%

                                                ANNUAL NET RATE OF RETURN
                                   ----------------------------------------------------   10/9/86-   10/9/86-
SUB-ACCOUNT                                        FOR ONE YEAR ENDING                    12/31/99   12/31/99
-----------                        ----------------------------------------------------    TOTAL     EFFECTIVE
                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                   --------   --------   --------   --------   --------   --------   ---------
Equity-Income....................   34.29%     13.59%     27.34%     10.96%


                                                                      ANNUAL NET RATE OF RETURN
                                   ------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                                   1/28/87-   -------------------------------------------------------------------------------------
                                   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
Overseas.........................   -5.90%      7.48%     25.53%     -2.26%      7.79%     -11.12%     36.53%     1.12%      9.02%

                                           ANNUAL NET RATE OF RETURN
                                   -----------------------------------------   1/28/87-   1/28/87-
                                              FOR ONE YEAR ENDING              12/31/99   12/31/99
                                   -----------------------------------------    TOTAL     EFFECTIVE
                                   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                   --------   --------   --------   --------   --------   ---------
Overseas.........................   12.53%     10.89%     12.08%


                                                              ANNUAL NET RATE OF RETURN
                           ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                            FOR ONE YEAR ENDING
-----------                9/19/85-   -------------------------------------------------------------------------------------
                           12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income..............    6.20%     16.98%      0.61%     10.97%     -4.75%     -2.82%     34.27%     22.43%     19.68%

                                              ANNUAL NET RATE OF RETURN
                           ---------------------------------------------------------------   9/19/85-   9/19/85-
SUB-ACCOUNT                                      FOR ONE YEAR ENDING                         12/31/99   12/31/99
-----------                ---------------------------------------------------------------    TOTAL     EFFECTIVE
                           12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                           --------   --------   --------   --------   --------   --------   --------   ---------
High Income..............   -2.13%     19.88%     13.35%     16.96%     -4.90%


                        SUB-ACCOUNT INVESTING IN VIP II

                                                                  ANNUAL NET RATE OF RETURN
                                    -------------------------------------------------------------------------------------
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING
-----------                         9/6/89-    --------------------------------------------------------------------------
                                    12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                                    --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager.....................    .62%       6.08%     21.83%     11.04%     20.51%     -6.65%     16.26%     13.91%

                                      ANNUAL NET RATE OF RETURN
                                    ------------------------------   9/6/89-     9/6/89-
SUB-ACCOUNT                              FOR ONE YEAR ENDING         12/31/99   12/31/99
-----------                         ------------------------------    TOTAL     EFFECTIVE
                                    12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                    --------   --------   --------   --------   ---------
Asset Manager.....................   19.93%     14.36%

POLICY PERFORMANCE


    The material below assumes a Policy was issued with a $100,000 and $500,000 face amount, respectively, with annual premiums paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index, Zenith Back Bay Managed and Zenith Loomis Sayles Small Cap Sub-Accounts; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris/Oakmark Midcap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown first for Policies with the Option 1 death benefit and then for the Policies with the Option 2 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations for the $500,000 face amount reflect the lower sales charge, cost of insurance and first-year administrative charges that would apply to the Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)



                     MALE NONSMOKER AGGREGATE RISK, AGE 40


                              $100,000 FACE AMOUNT

                             OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983.................  $ 1,520     $100,000    $  1,397    $    958                --               --
December 31, 1983...............    1,520      100,000       1,388         949            -74.17%              --
December 31, 1984...............    3,040      100,000       2,419       1,953            -43.40         2,058.97%
December 31, 1985...............    4,560      100,000       5,357       4,598              0.61           447.23
December 31, 1986...............    6,080      100,000      11,424      10,689             32.21           212.13
December 31, 1987...............    7,600      100,000      18,136      17,426             36.70           130.64
December 31, 1988...............    9,120      100,000      17,530      16,883             21.73            91.23
December 31, 1989...............   10,640      100,000      23,844      23,313             23.21            68.52
December 31, 1990...............   12,160      100,000      23,785      23,370             16.63            53.94
December 31, 1991...............   13,680      100,000      37,646      37,347             22.25            43.89
December 31, 1992...............   15,200      100,000      36,434      36,251             17.16            36.58
December 31, 1993...............   16,720      100,000      42,897      42,829             16.67            31.06
December 31, 1994...............   18,240      100,000      40,454      40,454             12.91            26.76
December 31, 1995...............   19,760      100,000      57,385      57,385             15.64            23.33
December 31, 1996...............   21,280      115,212      70,251      70,251             16.06            22.31
December 31, 1997...............   22,800      137,216      87,399      87,399             16.65            21.87
December 31, 1998...............   24,320      176,785     117,857     117,857             18.04            22.36
December 31, 1999...............

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $100,000    $ 1,397    $   958                 --               --
December 31, 1983.................    1,520      100,000      1,306        866             -80.13%              --
December 31, 1984.................    3,040      100,000      2,615      2,148             -35.42         2,058.97%
December 31, 1985.................    4,560      100,000      4,239      3,480             -19.07           447.23
December 31, 1986.................    6,080      100,000      5,935      5,200              -8.35           212.13
December 31, 1987.................    7,600      100,000      7,107      6,397              -7.30           130.64
December 31, 1988.................    9,120      100,000      8,721      8,075              -4.28            91.23
December 31, 1989.................   10,640      100,000     10,795     10,264              -1.08            68.52
December 31, 1990.................   12,160      100,000     12,693     12,278               0.25            53.94
December 31, 1991.................   13,680      100,000     16,034     15,735               3.19            43.89
December 31, 1992.................   15,200      100,000     18,346     18,163               3.63            36.58
December 31, 1993.................   16,720      100,000     21,691     21,623               4.72            31.06
December 31, 1994.................   18,240      100,000     21,960     21,960               3.13            26.76
December 31, 1995.................   19,760      100,000     27,752     27,752               5.20            23.33
December 31, 1996.................   21,280      100,000     30,081     30,081               4.90            20.53
December 31, 1997.................   22,800      100,000     34,359     34,359               5.37            18.22
December 31, 1998.................   24,320      100,000     38,473     38,473               5.60            16.27
December 31, 1999.................



ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $100,000    $ 1,397    $   958                 --               --
December 31, 1983.................    1,520      100,000      1,308        869             -79.96%              --
December 31, 1984.................    3,040      100,000      2,534      2,068             -38.71         2,058.97%
December 31, 1985.................    4,560      100,000      3,845      3,085             -26.95           447.23
December 31, 1986.................    6,080      100,000      5,171      4,437             -16.61           212.13
December 31, 1987.................    7,600      100,000      6,554      5,844             -11.11           130.64
December 31, 1988.................    9,120      100,000      8,074      7,427              -7.22            91.23
December 31, 1989.................   10,640      100,000      9,818      9,287              -4.08            68.52
December 31, 1990.................   12,160      100,000     11,609     11,194              -2.16            53.94
December 31, 1991.................   13,680      100,000     13,328     13,028              -1.13            43.89
December 31, 1992.................   15,200      100,000     14,854     14,670              -0.73            36.58
December 31, 1993.................   16,720      100,000     16,360     16,292              -0.49            31.06
December 31, 1994.................   18,240      100,000     18,107     18,107              -0.13            26.76
December 31, 1995.................   19,760      100,000     20,201     20,201               0.35            23.33
December 31, 1996.................   21,280      100,000     22,264     22,264               0.66            20.53
December 31, 1997.................   22,800      100,000     24,457     24,457               0.95            18.22
December 31, 1998.................   24,320      100,000     26,756     26,756               1.20            16.27
December 31, 1999.................



ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1987.................    1,520      100,000      1,024        585         -76.05%               --
December 31, 1988.................    3,040      100,000      2,341      1,880         -35.00          1,070.47%
December 31, 1989.................    4,560      100,000      4,409      3,656         -12.73            337.59
December 31, 1990.................    6,080      100,000      5,211      4,482         -13.65            178.58
December 31, 1991.................    7,600      100,000      7,925      7,222          -1.91            115.51
December 31, 1992.................    9,120      100,000      9,569      8,951          -0.59             82.89
December 31, 1993.................   10,640      100,000     11,549     11,047           1.02             63.34
December 31, 1994.................   12,160      100,000     12,681     12,295           0.26             50.46
December 31, 1995.................   13,680      100,000     18,723     18,452           6.33             41.41
December 31, 1996.................   15,200      100,000     23,908     23,753           8.45             34.74
December 31, 1997.................   16,720      100,000     32,953     32,914          11.53             29.65
December 31, 1998.................   18,240      100,000     43,229     43,229          13.32             25.65
December 31, 1999.................

ZENITH BACK BAY MANAGED SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1987.................    1,520      100,000      1,162        723         -67.08%               --
December 31, 1988.................    3,040      100,000      2,409      1,948         -32.80          1,070.47%
December 31, 1989.................    4,560      100,000      4,129      3,375         -17.08            337.59
December 31, 1990.................    6,080      100,000      5,354      4,625         -12.28            178.58
December 31, 1991.................    7,600      100,000      7,567      6,863          -3.80            115.51
December 31, 1992.................    9,120      100,000      9,159      8,541          -2.07             82.89
December 31, 1993.................   10,640      100,000     11,165     10,663           0.06             63.34
December 31, 1994.................   12,160      100,000     12,038     11,652          -1.03             50.46
December 31, 1995.................   13,680      100,000     17,085     16,815           4.38             41.41
December 31, 1996.................   15,200      100,000     20,684     20,530           5.73             34.74
December 31, 1997.................   16,720      100,000     27,437     27,398           8.47             29.65
December 31, 1998.................   18,240      100,000     33,897     33,897           9.67             25.65
December 31, 1999.................



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1993.................    1,520      100,000      1,316        877         -55.94%               --
December 31, 1994.................    3,040      100,000      2,389      1,931         -33.29          1,065.53%
December 31, 1995.................    4,560      100,000      4,611      3,860          -9.68            336.86
December 31, 1996.................    6,080      100,000      6,605      5,878          -1.55            178.34
December 31, 1997.................    7,600      100,000     10,121      9,420           8.12            115.39
December 31, 1998.................    9,120      100,000     13,637     13,029          11.32             82.83
December 31, 1999.................



ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
April 30, 1993......................   $1,520     $100,000    $1,397     $  958             --                --
December 31, 1993...................    1,520      100,000     1,323        884         -55.43%               --
December 31, 1994...................    3,040      100,000     2,415      1,957         -32.45          1,065.53%
December 31, 1995...................    4,560      100,000     4,497      3,746         -11.36            336.86
December 31, 1996...................    6,080      100,000     6,397      5,671          -3.19            178.34
December 31, 1997...................    7,600      100,000     8,743      8,042           2.12            115.39
December 31, 1998...................    9,120      100,000     9,020      8,411          -2.55             82.83
December 31, 1999...................



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
May 1, 1994.........................   $1,520     $100,000    $1,397     $  958             --                --
December 31, 1994...................    1,520      100,000     1,113        674         -70.54%               --
December 31, 1995...................    3,040      100,000     2,752      2,292         -22.04          1,075.45%
December 31, 1996...................    4,560      100,000     4,820      4,067          -6.73            338.33
December 31, 1997...................    6,080      100,000     7,361      6,633           4.05            178.83
December 31, 1998...................    7,600      100,000     8,087      7,383          -1.08            115.62
December 31, 1999...................

ZENITH BALANCED SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $100,000    $1,397     $  958             --                --
December 31, 1994...................    1,520      100,000     1,327        888         -95.98%               --
December 31, 1995...................    3,040      100,000     2,739      2,268         -38.27          3,427.00%
December 31, 1996...................    4,560      100,000     4,303      3,539         -20.74            539.22
December 31, 1997...................    6,080      100,000     6,061      5,322          -7.91            236.33
December 31, 1998...................    7,600      100,000     7,696      6,982          -3.91            140.81
December 31, 1999...................



ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $100,000    $1,397     $  958             --                --
December 31, 1994...................    1,520      100,000     1,361        921         -95.00%               --
December 31, 1995...................    3,040      100,000     2,570      2,099         -46.63          3,427.00%
December 31, 1996...................    4,560      100,000     3,837      3,073         -31.52            539.22
December 31, 1997...................    6,080      100,000     4,821      4,082         -23.28            236.33
December 31, 1998...................    7,600      100,000     6,244      5,530         -14.63            140.81
December 31, 1999...................



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $100,000    $1,397     $  958             --                --
December 31, 1994...................    1,520      100,000     1,286        846         -96.99%               --
December 31, 1995...................    3,040      100,000     2,857      2,386         -32.39          3,427.00%
December 31, 1996...................    4,560      100,000     4,706      3,942         -12.15            539.22
December 31, 1997...................    6,080      100,000     7,332      6,593           4.89            236.33
December 31, 1998...................    7,600      100,000     9,491      8,777           6.67            140.81
December 31, 1999...................



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1994.................    1,520      100,000      1,254        815         -97.60%               --
December 31, 1995.................    3,040      100,000      2,856      2,385         -32.46          3,427.00%
December 31, 1996.................    4,560      100,000      4,332      3,568         -20.11            539.22
December 31, 1997.................    6,080      100,000      6,483      5,744          -3.40            236.33
December 31, 1998.................    7,600      100,000     10,781     10,067          13.06            140.81
December 31, 1999.................



ZENITH MFS INVESTORS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................   $          $           $          $                   --                --
December 31, 1999.................                                                         --                --



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................   $          $           $          $                   --                --
December 31, 1999.................                                                         --                --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................
December 31, 1997.................
December 31, 1998.................
December 31, 1999.................



METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................
December 31, 1998.................
December 31, 1999.................



VIP EQUITY-INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 9, 1986...................  $ 1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1986.................    1,520      100,000      1,335        895         -90.25%               --
December 31, 1987.................    3,040      100,000      2,163      1,692         -61.59          2,847.87%
December 31, 1988.................    4,560      100,000      3,690      2,927         -33.33            505.26
December 31, 1989.................    6,080      100,000      5,381      4,642         -15.31            227.75
December 31, 1990.................    7,600      100,000      5,659      4,945         -19.20            137.27
December 31, 1991.................    9,120      100,000      8,497      7,831          -5.60             94.76
December 31, 1992.................   10,640      100,000     11,016     10,466          -0.51             70.66
December 31, 1993.................   12,160      100,000     13,973     13,539           2.87             55.37
December 31, 1994.................   13,680      100,000     15,891     15,572           3.04             44.89
December 31, 1995.................   15,200      100,000     22,622     22,419           8.01             37.32
December 31, 1996.................   16,720      100,000     26,792     26,705           8.66             31.62
December 31, 1997.................   18,240      100,000     35,304     35,304          10.98             27.20
December 31, 1998.................   19,760      100,000     40,621     40,621          10.94             23.68
December 31, 1999.................



VIP OVERSEAS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
January 28, 1987..................  $ 1,520     $100,000    $ 1,397    $   958             --               --
December 31, 1987.................    1,520      100,000        982        543         -67.22%              --
December 31, 1988.................    3,040      100,000      2,329      1,877         -29.50           731.16%
December 31, 1989.................    4,560      100,000      4,185      3,440         -13.96           279.55
December 31, 1990.................    6,080      100,000      5,174      4,454         -12.45           158.04
December 31, 1991.................    7,600      100,000      6,701      6,006          -7.95           105.56
December 31, 1992.................    9,120      100,000      6,831      6,251         -10.96            77.19
December 31, 1993.................   10,640      100,000     10,753     10,290          -0.85            59.70
December 31, 1994.................   12,160      100,000     11,836     11,488          -1.29            47.97
December 31, 1995.................   13,680      100,000     14,311     14,079           0.58            39.61
December 31, 1996.................   15,200      100,000     17,270     17,154           2.22            33.39
December 31, 1997.................   16,720      100,000     20,507     20,507           3.41            28.61
December 31, 1998.................   18,240      100,000     24,276     24,276           4.37            24.82
December 31, 1999.................

VIP HIGH INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 19, 1985................  $ 1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1985.................    1,520      100,000      1,382        943         -81.60%               --
December 31, 1986.................    3,040      100,000      2,720      2,251         -33.68          2,440.56%
December 31, 1987.................    4,560      100,000      3,816      3,054         -29.03            477.39
December 31, 1988.................    6,080      100,000      5,317      4,580         -15.54            220.41
December 31, 1989.................    7,600      100,000      6,072      5,361         -15.19            134.18
December 31, 1990.................    9,120      100,000      6,926      6,270         -13.56             93.12
December 31, 1991.................   10,640      100,000     10,349      9,809          -2.49             69.67
December 31, 1992.................   12,160      100,000     13,696     13,271           2.30             54.71
December 31, 1993.................   13,680      100,000     17,499     17,190           5.26             44.43
December 31, 1994.................   15,200      100,000     18,227     18,034           3.53             36.98
December 31, 1995.................   16,720      100,000     23,062     22,985           5.88             31.37
December 31, 1996.................   18,240      100,000     27,298     27,298           6.75             27.00
December 31, 1997.................   19,760      100,000     33,124     33,124           7.88             23.52
December 31, 1998.................   21,280      100,000     32,758     32,758           6.12             20.69
December 31, 1999.................



VIP II ASSET MANAGER SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 6, 1989.................  $ 1,520     $100,000    $ 1,397    $   958             --                --
December 31, 1989.................    1,520      100,000      1,314        875         -82.41%               --
December 31, 1990.................    3,040      100,000      2,514      2,045         -40.94          2,221.59%
December 31, 1991.................    4,560      100,000      4,190      3,428         -20.53            460.64
December 31, 1992.................    6,080      100,000      5,761      5,024         -10.33            215.86
December 31, 1993.................    7,600      100,000      8,063      7,352          -1.43            132.24
December 31, 1994.................    9,120      100,000      8,496      7,840          -5.38             92.09
December 31, 1995.................   10,640      100,000     10,992     10,452          -0.54             69.04
December 31, 1996.................   12,160      100,000     13,627     13,202           2.15             54.29
December 31, 1997.................   13,680      100,000     17,414     17,105           5.11             44.14
December 31, 1998.................   15,200      100,000     21,182     20,989           6.56             36.77
December 31, 1999.................


                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983.................  $ 1,520     $101,397    $  1,397    $    958            --                --
December 31, 1983...............    1,520      101,387       1,387         948        -74.27%               --
December 31, 1984...............    3,040      102,414       2,414       1,947        -43.62          2,098.82%
December 31, 1985...............    4,560      105,337       5,337       4,577          0.28            460.65
December 31, 1986...............    6,080      111,355      11,355      10,621         31.82            223.81
December 31, 1987...............    7,600      117,979      17,979      17,269         36.28            141.23
December 31, 1988...............    9,120      117,335      17,335      16,688         21.32             98.29
December 31, 1989...............   10,640      123,510      23,510      22,979         22.78             75.61
December 31, 1990...............   12,160      123,388      23,388      22,973         16.20             59.61
December 31, 1991...............   13,680      136,923      36,923      36,623         21.82             51.00
December 31, 1992...............   15,200      135,660      35,660      35,476         16.75             42.50
December 31, 1993...............   16,720      141,919      41,919      41,851         16.27             37.03
December 31, 1994...............   18,240      139,481      39,481      39,481         12.53             31.82
December 31, 1995...............   19,760      155,914      55,914      55,914         15.28             29.43
December 31, 1996...............   21,280      168,333      68,333      68,333         15.71             27.05
December 31, 1997...............   22,800      184,902      84,902      84,902         16.31             25.30
December 31, 1998...............   24,320      214,378     114,378     114,378         17.72             24.40
December 31, 1999...............

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1983.................    1,520      101,304      1,304        865         -80.21%               --
December 31, 1984.................    3,040      102,609      2,609      2,143         -35.66          2,102.05%
December 31, 1985.................    4,560      104,224      4,224      3,464         -19.38            457.88
December 31, 1986.................    6,080      105,902      5,902      5,168          -8.68            218.32
December 31, 1987.................    7,600      107,055      7,055      6,345          -7.65            134.96
December 31, 1988.................    9,120      108,640      8,640      7,993          -4.64             94.87
December 31, 1989.................   10,640      110,670     10,670     10,139          -1.44             71.90
December 31, 1990.................   12,160      112,518     12,518     12,103          -0.12             57.11
December 31, 1991.................   13,680      115,781     15,781     15,481           2.82             47.19
December 31, 1992.................   15,200      118,024     18,024     17,841           3.27             39.79
December 31, 1993.................   16,720      121,284     21,284     21,217           4.38             34.34
December 31, 1994.................   18,240      121,530     21,530     21,530           2.80             29.72
December 31, 1995.................   19,760      127,175     27,175     27,175           4.89             26.63
December 31, 1996.................   21,280      129,410     29,410     29,410           4.59             23.76
December 31, 1997.................   22,800      133,528     33,528     33,528           5.06             21.56
December 31, 1998.................   24,320      137,460     37,460     37,460           5.28             19.68
December 31, 1999.................



ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1983.................    1,520      101,307      1,307        868         -80.04%               --
December 31, 1984.................    3,040      102,529      2,529      2,062         -38.94          2,100.72%
December 31, 1985.................    4,560      103,831      3,831      3,071         -27.24            456.90
December 31, 1986.................    6,080      105,144      5,144      4,410         -16.92            217.54
December 31, 1987.................    7,600      106,507      6,507      5,798         -11.45            134.64
December 31, 1988.................    9,120      108,000      8,000      7,354          -7.57             94.61
December 31, 1989.................   10,640      109,707      9,707      9,176          -4.44             71.61
December 31, 1990.................   12,160      111,454     11,454     11,039          -2.53             56.86
December 31, 1991.................   13,680      113,124     13,124     12,824          -1.49             46.66
December 31, 1992.................   15,200      114,604     14,604     14,421          -1.09             39.22
December 31, 1993.................   16,720      116,070     16,070     16,002          -0.82             33.60
December 31, 1994.................   18,240      117,774     17,774     17,774          -0.44             29.24
December 31, 1995.................   19,760      119,809     19,809     19,809           0.04             25.81
December 31, 1996.................   21,280      121,803     21,803     21,803           0.35             23.01
December 31, 1997.................   22,800      123,910     23,910     23,910           0.64             20.70
December 31, 1998.................   24,320      126,105     26,105     26,105           0.90             18.76
December 31, 1999.................



ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1987.................    1,520      101,022      1,022        583         -76.15%               --
December 31, 1988.................    3,040      102,334      2,334      1,874         -35.21          1,087.58%
December 31, 1989.................    4,560      104,390      4,390      3,637         -13.02            345.46
December 31, 1990.................    6,080      105,179      5,179      4,451         -13.96            183.04
December 31, 1991.................    7,600      107,862      7,862      7,158          -2.24            119.70
December 31, 1992.................    9,120      109,470      9,470      8,853          -0.94             86.49
December 31, 1993.................   10,640      111,404     11,404     10,902           0.66             66.67
December 31, 1994.................   12,160      112,494     12,494     12,108          -0.10             53.42
December 31, 1995.................   13,680      118,409     18,409     18,139           5.98             45.01
December 31, 1996.................   15,200      123,467     23,467     23,312           8.10             38.64
December 31, 1997.................   16,720      132,306     32,306     32,268          11.20             34.22
December 31, 1998.................   18,240      142,323     42,323     42,323          13.01             30.81
December 31, 1999.................

ZENITH BACK BAY MANAGED SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1987.................    1,520      101,161      1,161        721         -67.21%               --
December 31, 1988.................    3,040      102,402      2,402      1,941         -33.02          1,088.07%
December 31, 1989.................    4,560      104,111      4,111      3,357         -17.37            344.97
December 31, 1990.................    6,080      105,321      5,321      4,593         -12.59            183.16
December 31, 1991.................    7,600      107,506      7,506      6,803          -4.13            119.52
December 31, 1992.................    9,120      109,066      9,066      8,448          -2.41             86.34
December 31, 1993.................   10,640      111,026     11,026     10,524          -0.30             66.56
December 31, 1994.................   12,160      111,862     11,862     11,476          -1.39             53.28
December 31, 1995.................   13,680      116,803     16,803     16,533           4.03             44.72
December 31, 1996.................   15,200      120,310     20,310     20,155           5.38             38.16
December 31, 1997.................   16,720      126,911     26,911     26,872           8.15             33.54
December 31, 1998.................   18,240      133,206     33,206     33,206           9.36             29.84
December 31, 1999.................



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................   $1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1993.................    1,520      101,314      1,314        874         -56.12%               --
December 31, 1994.................    3,040      102,382      2,382      1,924         -33.53          1,082.88%
December 31, 1995.................    4,560      104,589      4,589      3,838         -10.00            345.06
December 31, 1996.................    6,080      106,561      6,561      5,835          -1.89            183.95
December 31, 1997.................    7,600      110,034     10,034      9,333           7.77            120.70
December 31, 1998.................    9,120      113,485     13,485     12,877          10.94             87.87
December 31, 1999.................



ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
April 30, 1993......................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1993...................    1,520      101,321     1,321        881         -55.61%               --
December 31, 1994...................    3,040      102,408     2,408      1,950         -32.69          1,083.07%
December 31, 1995...................    4,560      104,476     4,476      3,725         -11.67            344.86
December 31, 1996...................    6,080      106,355     6,355      5,629          -3.53            183.78
December 31, 1997...................    7,600      108,668     8,668      7,967           1.77            120.00
December 31, 1998...................    9,120      108,920     8,920      8,312          -2.92             86.22
December 31, 1999...................



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
May 1, 1994.........................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1994...................    1,520      101,111     1,111        672         -70.66%               --
December 31, 1995...................    3,040      102,744     2,744      2,284         -22.28          1,095.67%
December 31, 1996...................    4,560      104,799     4,799      4,045          -7.03            346.94
December 31, 1997...................    6,080      107,315     7,315      6,587           3.72            185.09
December 31, 1998...................    7,600      108,018     8,018      7,315          -1.43            119.90
December 31, 1999...................


ZENITH BALANCED SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1994...................    1,520      101,327     1,327        887         -96.00%               --
December 31, 1995...................    3,040      102,734     2,734      2,263         -38.51          3,511.46%
December 31, 1996...................    4,560      104,289     4,289      3,525         -21.05            552.81
December 31, 1997...................    6,080      106,031     6,031      5,292          -8.24            243.48
December 31, 1998...................    7,600      107,643     7,643      6,929          -4.26            145.89
December 31, 1999...................

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1994...................    1,520      101,360     1,360        921         -95.02%               --
December 31, 1995...................    3,040      102,565     2,565      2,095         -46.85          3,506.26%
December 31, 1996...................    4,560      103,825     3,825      3,061         -31.81            551.36
December 31, 1997...................    6,080      104,798     4,798      4,060         -23.60            242.05
December 31, 1998...................    7,600      106,205     6,205      5,491         -14.96            144.96
December 31, 1999...................



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1994...................    1,520      101,285     1,285        846         -97.01%               --
December 31, 1995...................    3,040      102,852     2,852      2,381         -32.66          3,515.10%
December 31, 1996...................    4,560      104,690     4,690      3,926         -12.48            554.07
December 31, 1997...................    6,080      107,293     7,293      6,555           4.54            244.95
December 31, 1998...................    7,600      109,422     9,422      8,709           6.30            147.03
December 31, 1999...................



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1994...................    1,520      101,253     1,253        814         -97.61%               --
December 31, 1995...................    3,040      102,850     2,850      2,379         -32.73          3,515.06%
December 31, 1996...................    4,560      104,317     4,317      3,554         -20.43            552.90
December 31, 1997...................    6,080      106,449     6,449      5,711          -3.74            243.97
December 31, 1998...................    7,600      110,703    10,703      9,990          12.70            147.85
December 31, 1999...................



ZENITH MFS INVESTORS SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
April 30, 1999......................   $          $           $          $                  --                --
December 31, 1999...................                                                        --                --



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
April 30, 1999......................   $          $           $          $                  --                --
December 31, 1999...................                                                        --                --



METROPOLITAN JANUS MID CAP SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
March 3, 1997.......................
December 31, 1997...................
December 31, 1998...................
December 31, 1999...................

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
November 9, 1998....................
December 31, 1998...................
December 31, 1999...................



VIP EQUITY-INCOME SUB-ACCOUNT



                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 9, 1986.....................   $1,520     $101,397    $1,397     $  958             --                --
December 31, 1986...................    1,520      101,334     1,334        895         -90.28%               --
December 31, 1987...................    3,040      102,159     2,159      1,689         -61.77          2,901.04%
December 31, 1988...................    4,560      103,679     3,679      2,915         -33.60            516.05
December 31, 1989...................    6,080      105,354     5,354      4,616         -15.63            233.85
December 31, 1990...................    7,600      105,623     5,623      4,910         -19.52            140.93
December 31, 1991...................    9,120      108,427     8,427      7,761          -5.94             98.46
December 31, 1992...................   10,640      110,901    10,901     10,351          -0.85             74.23
December 31, 1993...................   12,160      113,794    13,794     13,359           2.51             58.93
December 31, 1994...................   13,680      115,652    15,652     15,333           2.68             48.23
December 31, 1995...................   15,200      122,237    22,237     22,034           7.66             41.28
December 31, 1996...................   16,720      126,297    26,297     26,210           8.32             35.66
December 31, 1997...................   18,240      134,609    34,609     34,609          10.66             31.78
December 31, 1998...................   19,760      139,767    39,767     39,767          10.63             28.34
December 31, 1999...................



VIP OVERSEAS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
January 28, 1987..................  $ 1,520     $101,397    $ 1,397    $   958             --               --
December 31, 1987.................    1,520      100,979        979        540         -67.39%              --
December 31, 1988.................    3,040      102,320      2,320      1,868         -29.74           741.72%
December 31, 1989.................    4,560      104,163      4,163      3,418         -14.27           285.49
December 31, 1990.................    6,080      105,137      5,137      4,417         -12.77           161.88
December 31, 1991.................    7,600      106,640      6,640      5,945          -8.29           108.79
December 31, 1992.................    9,120      106,753      6,753      6,174         -11.32            79.60
December 31, 1993.................   10,640      110,610     10,610     10,147          -1.21            62.63
December 31, 1994.................   12,160      111,652     11,652     11,304          -1.65            50.61
December 31, 1995.................   13,680      114,064     14,064     13,833           0.23            42.29
December 31, 1996.................   15,200      116,951     16,951     16,835           1.88            36.18
December 31, 1997.................   16,720      120,116     20,116     20,116           3.09            31.50
December 31, 1998.................   18,240      123,788     23,788     23,788           4.07            27.85
December 31, 1999.................



VIP HIGH INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 19, 1985................  $ 1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1985.................    1,520      101,381      1,381        942         -81.68%               --
December 31, 1986.................    3,040      102,715      2,715      2,246         -33.92          2,495.82%
December 31, 1987.................    4,560      103,802      3,802      3,041         -29.32            487.79
December 31, 1988.................    6,080      105,290      5,290      4,553         -15.86            226.21
December 31, 1989.................    7,600      106,031      6,031      5,319         -15.53            138.01
December 31, 1990.................    9,120      106,866      6,866      6,210         -13.91             96.10
December 31, 1991.................   10,640      110,237     10,237      9,696          -2.84             72.98
December 31, 1992.................   12,160      113,515     13,515     13,090           1.94             58.17
December 31, 1993.................   13,680      117,229     17,229     16,920           4.90             48.05
December 31, 1994.................   15,200      117,913     17,913     17,720           3.17             40.21
December 31, 1995.................   16,720      122,635     22,635     22,558           5.54             34.87
December 31, 1996.................   18,240      126,766     26,766     26,766           6.43             30.63
December 31, 1997.................   19,760      132,433     32,433     32,433           7.57             27.40
December 31, 1998.................   21,280      132,024     32,024     32,024           5.81             24.19
December 31, 1999.................

VIP II ASSET MANAGER SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 6, 1989.................  $ 1,520     $101,397    $ 1,397    $   958             --                --
December 31, 1989.................    1,520      101,313      1,313        874         -82.47%               --
December 31, 1990.................    3,040      102,509      2,509      2,040         -41.14          2,267.08%
December 31, 1991.................    4,560      104,175      4,175      3,414         -20.82            471.56
December 31, 1992.................    6,080      105,731      5,731      4,995         -10.64            221.99
December 31, 1993.................    7,600      108,007      8,007      7,295          -1.77            137.20
December 31, 1994.................    9,120      108,419      8,419      7,762          -5.73             95.68
December 31, 1995.................   10,640      110,868     10,868     10,327          -0.90             72.51
December 31, 1996.................   12,160      113,442     13,442     13,017           1.78             57.71
December 31, 1997.................   13,680      117,139     17,139     16,830           4.74             47.72
December 31, 1998.................   15,200      120,810     20,810     20,617           6.20             40.44
December 31, 1999.................


------------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.


** Rates of return and Policy values and benefits shown reflect the Harris/Oakmark Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                     MALE NON-SMOKER PREFERRED RISK AGE 40
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983................  $  7,600    $500,000    $  7,092    $  4,896            --                --
December 31, 1983..............     7,600     500,000       7,289       5,093        -68.35%               --
December 31, 1984..............    15,200     500,000      13,202      10,869        -34.40          2,058.98%
December 31, 1985..............    22,800     500,000      29,463      25,665          8.98            447.23
December 31, 1986..............    30,400     500,000      63,104      59,430         38.70            212.13
December 31, 1987..............    38,000     500,000     100,369      96,821         41.63            130.64
December 31, 1988..............    45,600     500,000      97,082      93,848         25.53             91.23
December 31, 1989..............    53,200     500,000     132,279     129,624         26.37             68.52
December 31, 1990..............    60,800     500,000     132,027     129,952         19.30             53.94
December 31, 1991..............    68,400     500,000     209,040     207,544         24.54             43.89
December 31, 1992..............    76,000     500,000     202,188     201,271         19.17             36.58
December 31, 1993..............    83,600     500,000     237,869     237,531         18.44             31.06
December 31, 1994..............    91,200     500,000     224,128     224,128         14.51             26.76
December 31, 1995..............    98,800     543,318     317,730     317,730         17.06             24.47
December 31, 1996..............   106,400     637,291     388,592     388,592         17.35             23.57
December 31, 1997..............   114,000     758,655     483,220     483,220         17.82             23.03
December 31, 1998..............   121,600     976,959     651,306     651,306         19.11             23.42
December 31, 1999..............



ZENITH BACK BAY BOND INCOME SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983................  $  7,600    $500,000    $  7,092    $  4,896            --                --
December 31, 1983..............     7,600     500,000       6,872       4,676        -75.24%               --
December 31, 1984..............    15,200     500,000      14,228      11,894        -26.12          2,058.98%
December 31, 1985..............    22,800     500,000      23,265      19,467        -11.38            447.23
December 31, 1986..............    30,400     500,000      32,723      29,049         -2.45            212.13
December 31, 1987..............    38,000     500,000      39,285      35,737         -2.61            130.64
December 31, 1988..............    45,600     500,000      48,328      45,095         -0.39             91.23
December 31, 1989..............    53,200     500,000      59,990      57,336          2.23             68.52
December 31, 1990..............    60,800     500,000      70,685      68,609          3.12             53.94
December 31, 1991..............    68,400     500,000      89,371      87,875          5.68             43.89
December 31, 1992..............    76,000     500,000     102,244     101,327          5.82             36.58
December 31, 1993..............    83,600     500,000     120,739     120,401          6.65             31.06
December 31, 1994..............    91,200     500,000     122,023     122,023          4.86             26.76
December 31, 1995..............    98,800     500,000     154,028     154,028          6.75             23.33
December 31, 1996..............   106,400     500,000     166,798     166,798          6.31             20.53
December 31, 1997..............   114,000     500,000     190,410     190,410          6.67             18.22
December 31, 1998..............   121,600     500,000     213,064     213,064          6.79             16.27
December 31, 1999..............

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983................  $  7,600    $500,000    $  7,092    $  4,896            --                --
December 31, 1983..............     7,600     500,000       6,887       4,690        -75.02%               --
December 31, 1984..............    15,200     500,000      13,794      11,461        -29.61          2,058.98%
December 31, 1985..............    22,800     500,000      21,107      17,308        -19.42            447.23
December 31, 1986..............    30,400     500,000      28,527      24,853        -10.72            212.13
December 31, 1987..............    38,000     500,000      36,259      32,711         -6.36            130.64
December 31, 1988..............    45,600     500,000      44,792      41,558         -3.26             91.23
December 31, 1989..............    53,200     500,000      54,630      51,975         -0.70             68.52
December 31, 1990..............    60,800     500,000      64,743      62,667          0.79             53.94
December 31, 1991..............    68,400     500,000      74,396      72,900          1.46             43.89
December 31, 1992..............    76,000     500,000      82,882      81,965          1.55             36.58
December 31, 1993..............    83,600     500,000      91,125      90,787          1.53             31.06
December 31, 1994..............    91,200     500,000     100,640     100,640          1.67             26.76
December 31, 1995..............    98,800     500,000     112,105     112,105          1.97             23.33
December 31, 1996..............   106,400     500,000     123,434     123,434          2.14             20.53
December 31, 1997..............   114,000     500,000     135,514     135,514          2.31             18.22
December 31, 1998..............   121,600     500,000     148,147     148,147          2.47             16.27
December 31, 1999..............



ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987.....................  $ 7,600     $500,000    $  7,092    $  4,896            --                --
December 31, 1987...............    7,600      500,000       5,568       3,371        -70.36%               --
December 31, 1988...............   15,200      500,000      12,937      10,635        -27.12          1,070.47%
December 31, 1989...............   22,800      500,000      24,432      20,665         -5.79            337.59
December 31, 1990...............   30,400      500,000      28,936      25,294         -8.33            178.58
December 31, 1991...............   38,000      500,000      44,092      40,575          2.46            115.51
December 31, 1992...............   45,600      500,000      53,322      50,233          3.06             82.89
December 31, 1993...............   53,200      500,000      64,468      61,958          4.15             63.34
December 31, 1994...............   60,800      500,000      70,868      68,938          3.00             50.46
December 31, 1995...............   68,400      500,000     104,625     103,273          8.69             41.41
December 31, 1996...............   76,000      500,000     133,479     132,707         10.51             34.74
December 31, 1997...............   83,600      500,000     183,666     183,473         13.32             29.65
December 31, 1998...............   91,200      500,000     240,695     240,695         14.92             25.65
December 31, 1999...............



ZENITH BACK BAY MANAGED SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987.....................  $ 7,600     $500,000    $  7,092    $  4,896            --                --
December 31, 1987...............    7,600      500,000       6,312       4,116        -60.05%               --
December 31, 1988...............   15,200      500,000      13,292      10,990        -24.90          1,070.47%
December 31, 1989...............   22,800      500,000      22,860      19,093        -10.30            337.59
December 31, 1990...............   30,400      500,000      29,698      26,056         -7.01            178.58
December 31, 1991...............   38,000      500,000      42,049      38,532          0.52            115.51
December 31, 1992...............   45,600      500,000      50,982      47,893          1.55             82.89
December 31, 1993...............   53,200      500,000      62,275      59,766          3.17             63.34
December 31, 1994...............   60,800      500,000      67,232      65,301          1.71             50.46
December 31, 1995...............   68,400      500,000      95,428      94,076          6.74             41.41
December 31, 1996...............   76,000      500,000     115,422     114,650          7.80             34.74
December 31, 1997...............   83,600      500,000     152,815     152,622         10.28             29.65
December 31, 1998...............   91,200      500,000     188,574     188,574         11.28             25.65
December 31, 1999...............

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1993.................    7,600      500,000      7,193      4,996         -46.47%               --
December 31, 1994.................   15,200      500,000     13,220     10,928         -25.22          1,065.53%
December 31, 1995.................   22,800      500,000     25,545     21,788          -2.69            336.86
December 31, 1996.................   30,400      500,000     36,654     33,023           3.84            178.34
December 31, 1997.................   38,000      500,000     56,154     52,647          12.41            115.39
December 31, 1998.................   45,600      500,000     75,793     72,752          14.86             82.83
December 31, 1999.................



ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1993.................    7,600      500,000      7,228      5,031         -45.91%               --
December 31, 1994.................   15,200      500,000     13,353     11,061         -24.40          1,065.53%
December 31, 1995.................   22,800      500,000     24,889     21,133          -4.48            336.86
December 31, 1996.................   30,400      500,000     35,476     31,845           2.15            178.34
December 31, 1997.................   38,000      500,000     48,480     44,974           6.36            115.39
December 31, 1998.................   45,600      500,000     50,223     47,182           1.08             82.83
December 31, 1999.................



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1994.......................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1994.................    7,600      500,000      6,066      3,870         -63.71%               --
December 31, 1995.................   15,200      500,000     15,199     12,896         -13.34          1,075.45%
December 31, 1996.................   22,800      500,000     26,727     22,960           0.42            338.33
December 31, 1997.................   30,400      500,000     40,797     37,155           9.45            178.83
December 31, 1998.................   38,000      500,000     44,979     41,462           3.28            115.62
December 31, 1999.................


ZENITH BALANCED SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1994.................    7,600      500,000      6,860      4,664         -94.62%               --
December 31, 1995.................   15,200      500,000     14,766     12,412         -27.62          3,427.01%
December 31, 1996.................   22,800      500,000     23,463     19,644         -12.43            539.22
December 31, 1997.................   30,400      500,000     33,256     29,562          -1.67            236.33
December 31, 1998.................   38,000      500,000     42,349     38,780           0.94            140.81
December 31, 1999.................



ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1994.................    7,600      500,000      7,029      4,833         -93.34%               --
December 31, 1995.................   15,200      500,000     13,852     11,498         -36.70          3,427.01%
December 31, 1996.................   22,800      500,000     20,905     17,086         -23.47            539.22
December 31, 1997.................   30,400      500,000     26,434     22,740         -17.07            236.33
December 31, 1998.................   38,000      500,000     34,337     30,768          -9.72            140.81
December 31, 1999.................

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1994.................    7,600      500,000      6,648      4,451         -95.93%               --
December 31, 1995.................   15,200      500,000     15,416     13,062         -21.17          3,427.01%
December 31, 1996.................   22,800      500,000     25,666     21,847          -3.63            539.22
December 31, 1997.................   30,400      500,000     40,223     36,529          11.18            236.33
December 31, 1998.................   38,000      500,000     52,203     48,634          11.45            140.81
December 31, 1999.................



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 7,092    $ 4,896             --                --
December 31, 1994.................    7,600      500,000      6,486      4,290         -96.73%               --
December 31, 1995.................   15,200      500,000     15,428     13,074         -21.05          3,427.01%
December 31, 1996.................   22,800      500,000     23,632     19,813         -11.73            539.22
December 31, 1997.................   30,400      500,000     35,582     31,888           2.88            236.33
December 31, 1998.................   38,000      500,000     59,346     55,777          17.90            140.81
December 31, 1999.................



ZENITH MFS INVESTORS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $           $           $          $                   --                --
December 31, 1999.................                                                         --                --



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $           $           $          $                   --                --
December 31, 1999.................                                                         --                --



METROPOLITAN JANUS MID CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................
December 31, 1997.................
December 31, 1998.................
December 31, 1999.................



METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................
December 31, 1998.................
December 31, 1999.................

VIP EQUITY-INCOME SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
October 9, 1986.................  $ 7,600     $500,000    $  7,092    $  4,896            --                --
December 31, 1986...............    7,600      500,000       6,892       4,696        -87.96%               --
December 31, 1987...............   15,200      500,000      11,663       9,309        -53.92          2,847.86%
December 31, 1988...............   22,800      500,000      20,156      16,337        -25.55            505.26
December 31, 1989...............   30,400      500,000      29,607      25,914         -9.13            227.75
December 31, 1990...............   38,000      500,000      31,155      27,586        -14.31            137.27
December 31, 1991...............   45,600      500,000      46,957      43,627         -1.62             94.76
December 31, 1992...............   53,200      500,000      61,050      58,299          2.83             70.66
December 31, 1993...............   60,800      500,000      77,645      75,473          5.74             55.37
December 31, 1994...............   68,400      500,000      88,410      86,818          5.56             44.89
December 31, 1995...............   76,000      500,000     125,911     124,898         10.18             37.32
December 31, 1996...............   83,600      500,000     148,987     148,552         10.56             31.62
December 31, 1997...............   91,200      500,000     196,143     196,143         12.66             27.20
December 31, 1998...............   98,800      500,000     225,373     225,373         12.44             23.68
December 31, 1999...............



VIP OVERSEAS SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
January 28, 1987................  $ 7,600     $500,000    $  7,092    $  4,896            --                --
December 31, 1987...............    7,600      500,000       5,608       3,412        -58.00%               --
December 31, 1988...............   15,200      500,000      13,097      10,836        -21.57            731.16%
December 31, 1989...............   22,800      500,000      23,475      19,750         -7.29            279.55
December 31, 1990...............   30,400      500,000      28,995      25,395         -7.29            158.04
December 31, 1991...............   38,000      500,000      37,537      34,062         -3.72            105.56
December 31, 1992...............   45,600      500,000      38,373      35,477         -7.30             77.19
December 31, 1993...............   53,200      500,000      60,363      58,046          2.22             59.70
December 31, 1994...............   60,800      500,000      66,482      64,745          1.42             47.97
December 31, 1995...............   68,400      500,000      80,297      79,139          2.95             39.61
December 31, 1996...............   76,000      500,000      96,702      96,123          4.29             33.39
December 31, 1997...............   83,600      500,000     114,469     114,469          5.22             28.61
December 31, 1998...............   91,200      500,000     135,233     135,233          5.99             24.82
December 31, 1999...............



VIP HIGH INCOME SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  7,600    $500,000    $  7,092    $  4,896            --                --
December 31, 1985..............     7,600     500,000       7,204       5,008        -77.19%               --
December 31, 1986..............    15,200     500,000      14,713      12,369        -24.08          2,440.56%
December 31, 1987..............    22,800     500,000      20,838      17,029        -21.56            477.39
December 31, 1988..............    30,400     500,000      29,216      25,532         -9.65            220.41
December 31, 1989..............    38,000     500,000      33,486      29,928        -10.41            134.18
December 31, 1990..............    45,600     500,000      38,340      35,057         -9.49             93.12
December 31, 1991..............    53,200     500,000      57,521      54,818          0.91             69.67
December 31, 1992..............    60,800     500,000      76,305      74,181          5.21             54.71
December 31, 1993..............    68,400     500,000      97,579      96,035          7.78             44.43
December 31, 1994..............    76,000     500,000     101,607     100,642          5.76             36.98
December 31, 1995..............    83,600     500,000     128,432     128,045          7.83             31.37
December 31, 1996..............    91,200     500,000     151,801     151,801          8.48             27.00
December 31, 1997..............    98,800     500,000     184,027     184,027          9.43             23.52
December 31, 1998..............   106,400     500,000     181,764     181,764          7.54             20.69
December 31, 1999..............

VIP II ASSET MANAGER SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
September 6, 1989...............  $ 7,600     $500,000    $  7,092    $  4,896            --                --
December 31, 1989...............    7,600      500,000       6,855       4,659        -78.56%               --
December 31, 1990...............   15,200      500,000      13,624      11,280        -32.12          2,221.58%
December 31, 1991...............   22,800      500,000      22,933      19,125        -12.91            460.64
December 31, 1992...............   30,400      500,000      31,700      28,017         -4.46            215.86
December 31, 1993...............   38,000      500,000      44,519      40,960          3.24            132.24
December 31, 1994...............   45,600      500,000      47,025      43,743         -1.48             92.09
December 31, 1995...............   53,200      500,000      61,048      58,345          2.77             69.04
December 31, 1996...............   60,800      500,000      75,823      73,700          5.00             54.29
December 31, 1997...............   68,400      500,000      97,016      95,472          7.59             44.14
December 31, 1998...............   76,000      500,000     117,933     116,968          8.71             36.77
December 31, 1999...............


                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                   TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    ----------    --------    --------    --------------    -------------
August 26, 1983.................  $  7,600    $  507,091    $  7,091    $  4,895            --                --
December 31, 1983...............     7,600       507,284       7,284       5,088        -68.44%               --
December 31, 1984...............    15,200       513,182      13,182      10,848        -34.56          2,102.49%
December 31, 1985...............    22,800       529,384      29,384      25,586          8.74            461.99
December 31, 1986...............    30,400       562,830      62,830      59,157         38.41            225.00
December 31, 1987...............    38,000       599,734      99,734      96,186         41.32            142.31
December 31, 1988...............    45,600       596,281      96,281      93,047         25.22             99.02
December 31, 1989...............    53,200       630,908     130,908     128,253         26.05             76.34
December 31, 1990...............    60,800       630,399     130,399     128,324         18.99             60.20
December 31, 1991...............    68,400       706,060     206,060     204,563         24.23             51.70
December 31, 1992...............    76,000       698,980     198,980     198,063         18.86             43.09
December 31, 1993...............    83,600       733,787     233,787     233,449         18.14             37.60
December 31, 1994...............    91,200       720,032     220,032     220,032         14.22             32.30
December 31, 1995...............    98,800       811,518     311,518     311,518         16.79             29.98
December 31, 1996...............   106,400       880,554     380,554     380,554         17.08             27.62
December 31, 1997...............   114,000       972,837     472,837     472,837         17.57             25.88
December 31, 1998...............   121,600     1,136,943     636,943     636,943         18.87             25.02
December 31, 1999...............



ZENITH BACK BAY BOND INCOME SUB-ACCOUNT



                                     TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    --------    --------    --------------    -------------
August 26, 1983...................  $  7,600    $507,091    $  7,091    $  4,895            --                --
December 31, 1983.................     7,600     506,867       6,867       4,671        -75.31%               --
December 31, 1984.................    15,200     514,206      14,206      11,872        -26.29          2,105.86%
December 31, 1985.................    22,800     523,204      23,204      19,406        -11.60            458.92
December 31, 1986.................    30,400     532,594      32,594      28,921         -2.69            218.95
December 31, 1987.................    38,000     539,074      39,074      35,526         -2.86            135.42
December 31, 1988.................    45,600     547,993      47,993      44,759         -0.65             95.26
December 31, 1989.................    53,200     559,475      59,475      56,820          1.96             72.27
December 31, 1990.................    60,800     569,963      69,963      67,888          2.85             57.46
December 31, 1991.................    68,400     588,322      88,322      86,826          5.41             47.55
December 31, 1992.................    76,000     600,905     100,905      99,988          5.56             40.14
December 31, 1993.................    83,600     619,032     119,032     118,694          6.39             34.70
December 31, 1994.................    91,200     620,198     120,198     120,198          4.62             30.03
December 31, 1995.................    98,800     651,557     151,557     151,557          6.51             26.96
December 31, 1996.................   106,400     663,906     163,906     163,906          6.08             24.09
December 31, 1997.................   114,000     686,814     186,814     186,814          6.43             21.88
December 31, 1998.................   121,600     708,665     208,665     208,665          6.55             20.01
December 31, 1999.................

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983................  $  7,600    $507,091    $  7,091    $  4,895            --                --
December 31, 1983..............     7,600     506,882       6,882       4,686        -75.09%               --
December 31, 1984..............    15,200     513,773      13,773      11,439        -29.78          2,104.43%
December 31, 1985..............    22,800     521,052      21,052      17,254        -19.63            457.85
December 31, 1986..............    30,400     528,418      28,418      24,745        -10.94            218.09
December 31, 1987..............    38,000     536,071      36,071      32,523         -6.60            135.06
December 31, 1988..............    45,600     544,491      44,491      41,257         -3.52             94.97
December 31, 1989..............    53,200     554,175      54,175      51,521         -0.96             71.95
December 31, 1990..............    60,800     564,102      64,102      62,026          0.52             57.19
December 31, 1991..............    68,400     573,550      73,550      72,054          1.19             46.98
December 31, 1992..............    76,000     581,840      81,840      80,923          1.29             39.52
December 31, 1993..............    83,600     589,904      89,904      89,566          1.28             33.87
December 31, 1994..............    91,200     599,222      99,222      99,222          1.43             29.51
December 31, 1995..............    98,800     610,423     110,423     110,423          1.73             26.07
December 31, 1996..............   106,400     621,439     121,439     121,439          1.91             23.26
December 31, 1997..............   114,000     633,137     133,137     133,137          2.08             20.95
December 31, 1998..............   121,600     645,314     145,314     145,314          2.23             19.01
December 31, 1999..............



ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987.....................  $ 7,600     $507,091    $  7,091    $  4,895            --                --
December 31, 1987...............    7,600      505,562       5,562       3,365        -70.44%               --
December 31, 1988...............   15,200      512,912      12,912      10,610        -27.27          1,089.39%
December 31, 1989...............   22,800      524,357      24,357      20,590         -6.00            346.31%
December 31, 1990...............   30,400      528,809      28,809      25,167         -8.55            183.53
December 31, 1991...............   38,000      543,831      43,831      40,314          2.22            120.17
December 31, 1992...............   45,600      552,917      52,917      49,828          2.80             86.90
December 31, 1993...............   53,200      563,869      63,869      61,359          3.88             67.05
December 31, 1994...............   60,800      570,096      70,096      68,165          2.73             53.76
December 31, 1995...............   68,400      603,325     103,325     101,974          8.43             45.41
December 31, 1996...............   76,000      631,638     131,638     130,866         10.25             39.06
December 31, 1997...............   83,600      680,939     180,939     180,746         13.08             34.69
December 31, 1998...............   91,200      736,836     236,836     236,836         14.68             31.32
December 31, 1999...............



ZENITH BACK BAY MANAGED SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987.....................  $ 7,600     $507,091    $  7,091    $  4,895            --                --
December 31, 1987...............    7,600      506,305       6,305       4,109        -60.15%               --
December 31, 1988...............   15,200      513,266      13,266      10,964        -25.06          1,089.90%
December 31, 1989...............   22,800      522,790      22,790      19,024        -10.51            345.76
December 31, 1990...............   30,400      529,568      29,568      25,927         -7.23            183.66
December 31, 1991...............   38,000      541,802      41,802      38,285          0.28            119.96
December 31, 1992...............   45,600      550,600      50,600      47,511          1.30             86.73
December 31, 1993...............   53,200      561,703      61,703      59,193          2.91             66.93
December 31, 1994...............   60,800      566,507      66,507      64,577          1.44             53.60
December 31, 1995...............   68,400      594,259      94,259      92,908          6.48             45.09
December 31, 1996...............   76,000      613,859     113,859     113,086          7.54             38.53
December 31, 1997...............   83,600      650,597     150,597     150,404         10.03             33.95
December 31, 1998...............   91,200      685,630     185,630     185,630         11.04             30.27
December 31, 1999...............

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1993.................    7,600      507,184      7,184      4,988         -46.61%               --
December 31, 1994.................   15,200      513,192     13,192     10,900         -25.40          1,084.74%
December 31, 1995.................   22,800      525,461     25,461     21,704          -2.92            345.94
December 31, 1996.................   30,400      536,481     36,481     32,850           3.60            184.56
December 31, 1997.................   38,000      555,798     55,798     52,292          12.14            121.27
December 31, 1998.................   45,600      575,169     75,169     72,128          14.58             88.41
December 31, 1999.................



ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1993.................    7,600      507,219      7,219      5,022         -46.05%               --
December 31, 1994.................   15,200      513,324     13,324     11,032         -24.58          1,084.93%
December 31, 1995.................   22,800      524,808     24,808     21,051          -4.71            345.71
December 31, 1996.................   30,400      535,309     35,309     31,677           1.90            184.37
December 31, 1997.................   38,000      548,176     48,176     44,670           6.10            120.49
December 31, 1998.................   45,600      549,816     49,816     46,775           0.80             86.60
December 31, 1999.................



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1994.......................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1994.................    7,600      506,060      6,060      3,864         -63.80%               --
December 31, 1995.................   15,200      515,169     15,169     12,867         -13.52          1,097.78%
December 31, 1996.................   22,800      526,642     26,642     22,875           0.20            347.88
December 31, 1997.................   30,400      540,612     40,612     36,970           9.21            185.76
December 31, 1998.................   38,000      544,698     44,698     41,181           3.03            120.38
December 31, 1999.................


ZENITH BALANCED SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1994.................    7,600      506,857      6,857      4,661         -94.64%               --
December 31, 1995.................   15,200      514,747     14,747     12,393         -27.81          3,518.11%
December 31, 1996.................   22,800      523,408     23,408     19,589         -12.65            554.04
December 31, 1997.................   30,400      533,137     33,137     29,443          -1.91            244.18
December 31, 1998.................   38,000      542,137     42,137     38,568           0.68            146.40
December 31, 1999.................



ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1994.................    7,600      507,026      7,026      4,830         -93.36%               --
December 31, 1995.................   15,200      513,835     13,835     11,481         -36.87          3,512.48%
December 31, 1996.................   22,800      520,859     20,859     17,040         -23.68            552.45
December 31, 1997.................   30,400      526,345     26,345     22,651         -17.30            242.60
December 31, 1998.................   38,000      534,177     34,177     30,608          -9.96            145.37
December 31, 1999.................

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1994.................    7,600      506,645      6,645      4,449         -95.94%               --
December 31, 1995.................   15,200      515,396     15,396     13,042         -21.37          3,522.10%
December 31, 1996.................   22,800      525,605     25,605     21,786          -3.86            555.42
December 31, 1997.................   30,400      540,072     40,072     36,378          10.92            245.78
December 31, 1998.................   38,000      551,926     51,926     48,357          11.19            147.65
December 31, 1999.................



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $507,091    $ 7,091    $ 4,895             --                --
December 31, 1994.................    7,600      506,484      6,484      4,288         -96.75%               --
December 31, 1995.................   15,200      515,407     15,407     13,053         -21.25          3,522.17%
December 31, 1996.................   22,800      523,576     23,576     19,757         -11.96            554.15
December 31, 1997.................   30,400      535,451     35,451     31,757           2.63            244.71
December 31, 1998.................   38,000      559,034     59,034     55,465          17.63            148.54
December 31, 1999.................



ZENITH MFS INVESTORS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $           $           $          $                   --                --
December 31, 1999.................                                                         --                --



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $           $           $          $                   --                --
December 31, 1999.................                                                         --                --



METROPOLITAN JANUS MID CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................
December 31, 1997.................
December 31, 1998.................
December 31, 1999.................



METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................
December 31, 1998.................
December 31, 1999.................

VIP EQUITY-INCOME SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
October 9, 1986.................  $ 7,600     $507,091    $  7,091    $  4,895            --                --
December 31, 1986...............    7,600      506,890       6,890       4,693        -87.99%               --
December 31, 1987...............   15,200      511,648      11,648       9,294        -54.06          2,905.22%
December 31, 1988...............   22,800      520,111      20,111      16,292        -25.75            517.04
December 31, 1989...............   30,400      529,504      29,504      25,810         -9.36            234.46
December 31, 1990...............   38,000      531,011      31,011      27,442        -14.54            141.30
December 31, 1991...............   45,600      546,668      46,668      43,338         -1.87             98.84
December 31, 1992...............   53,200      560,575      60,575      57,824          2.57             74.61
December 31, 1993...............   60,800      576,904      76,904      74,732          5.48             59.32
December 31, 1994...............   68,400      587,421      87,421      85,828          5.29             48.60
December 31, 1995...............   76,000      624,309     124,309     123,296          9.92             41.71
December 31, 1996...............   83,600      646,909     146,909     146,475         10.31             36.08
December 31, 1997...............   91,200      693,197     193,197     193,197         12.42             32.24
December 31, 1998...............   98,800      721,721     221,721     221,721         12.21             28.79
December 31, 1999...............



VIP OVERSEAS SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
January 28, 1987................  $ 7,600     $507,091    $  7,091    $  4,895            --                --
December 31, 1987...............    7,600      505,599       5,599       3,402        -58.13%               --
December 31, 1988...............   15,200      513,063      13,063      10,803        -21.75            743.04%
December 31, 1989...............   22,800      523,388      23,388      19,663         -7.51            286.22
December 31, 1990...............   30,400      528,845      28,845      25,245         -7.53            162.34
December 31, 1991...............   38,000      537,286      37,286      33,811         -3.97            109.18
December 31, 1992...............   45,600      538,053      38,053      35,157         -7.56             79.89
December 31, 1993...............   53,200      559,772      59,772      57,455          1.96             62.98
December 31, 1994...............   60,800      565,722      65,722      63,985          1.15             50.93
December 31, 1995...............   68,400      579,274      79,274      78,116          2.69             42.61
December 31, 1996...............   76,000      595,368      95,368      94,789          4.03             36.50
December 31, 1997...............   83,600      612,814     112,814     112,814          4.98             31.82
December 31, 1998...............   91,200      633,148     133,148     133,148          5.76             28.18
December 31, 1999...............



VIP HIGH INCOME SUB-ACCOUNT



                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----                --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  7,600    $507,091    $  7,091    $  4,895            --                --
December 31, 1985..............     7,600     507,201       7,201       5,004        -77.25%               --
December 31, 1986..............    15,200     514,692      14,692      12,349        -24.26          2,500.37%
December 31, 1987..............    22,800     520,787      20,787      16,978        -21.77            488.75
December 31, 1988..............    30,400     529,109      29,109      25,426         -9.88            226.79
December 31, 1989..............    38,000     533,319      33,319      29,760        -10.65            138.40
December 31, 1990..............    45,600     538,094      38,094      34,812         -9.74             96.42
December 31, 1991..............    53,200     557,058      57,058      54,355          0.65             73.34
December 31, 1992..............    60,800     575,558      75,558      73,434          4.95             58.55
December 31, 1993..............    68,400     596,462      96,462      94,917          7.51             48.45
December 31, 1994..............    76,000     600,301     100,301      99,335          5.50             40.56
December 31, 1995..............    83,600     626,638     126,638     126,252          7.58             35.24
December 31, 1996..............    91,200     649,540     149,540     149,540          8.23             31.01
December 31, 1997..............    98,800     681,066     181,066     181,066          9.19             27.79
December 31, 1998..............   106,400     678,600     178,600     178,600          7.30             24.54
December 31, 1999..............

VIP II ASSET MANAGER SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
September 6, 1989...............  $ 7,600     $507,091    $  7,091    $  4,895            --                --
December 31, 1989...............    7,600      506,851       6,851       4,655        -78.61%               --
December 31, 1990...............   15,200      513,606      13,606      11,262        -32.28          2,270.91%
December 31, 1991...............   22,800      522,878      22,878      19,069        -13.12            472.60
December 31, 1992...............   30,400      531,584      31,584      27,900         -4.69            222.60
December 31, 1993...............   38,000      544,289      44,289      40,730          3.00            137.71
December 31, 1994...............   45,600      546,707      46,707      43,425         -1.74             96.05
December 31, 1995...............   53,200      560,534      60,534      57,831          2.51             72.89
December 31, 1996...............   60,800      575,061      75,061      72,937          4.73             58.08
December 31, 1997...............   68,400      595,880      95,880      94,335          7.32             48.11
December 31, 1998...............   76,000      616,388     116,388     115,423          8.45             40.84
December 31, 1999...............


------------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.


** Rates of return and Policy values and benefits shown reflect the Harris/Oakmark Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

    The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

    The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


    Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):



    -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.



    -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 55 periods.



    -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.



    Over the 45 30-year periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.



    From 1926 through 1999 the average annual return for common stocks was 11.2%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

------------

* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]


                            ------------------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


    The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1999.


    The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                                             GREATER
                                                       0-      5.01-     10.01-    15.01-     THAN
HOLDING                                  NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                    RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                  --------    ------    ------    ------    ------    -------
1 year.................................     27%         4%       11%        7%       11%       40%
5 years................................     10%        14%       14%       31%       19%       12%
10 years...............................      3%        10%       33%       24%       28%        2%
20 years...............................      0%         6%       31%       54%        9%        0%

------------

Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                             USES OF LIFE INSURANCE

    These are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

    You may purchase life insurance on the lives of family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

    A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

    You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

    In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the Policy's death benefit.

MORTGAGE PROTECTION

    You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

    During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the Policy's death benefit.

KEY PERSON PROTECTION

    A business may purchase life insurance on the life of a key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

    You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

    You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the Policy's death benefit.

    Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE       NON-QUALIFIED                              QUALIFIED
                                  INSURANCE       ANNUITIES            IRA'S                PENSION
                                  ----------    -------------          -----               ---------
Annual Contribution Limits            No             No                 Yes                   Yes
Income Eligibility Limits             No             No                Yes**                  No
Borrowing Treated as
  Distributions                      No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules (Income
  included in First
  Distribution)                      No*             Yes                Yes                   Yes
Early Withdrawal Penalties           No*           Yes***             Yes***                Yes***
Minimum Distribution Rules by
  Age 70 1/2                          No             No                 Yes                   Yes
Maximum Annual Distribution
  Rules                               No             No                 Yes                   Yes
Anti-discrimination Rules             No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

                         TAX LAW AND THE DEATH BENEFIT

    In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

AGE OF INSURED                   AGE OF INSURED AT
AT START OF THE  PERCENTAGE OF     START OF THE     PERCENTAGE OF
  POLICY YEAR     CASH VALUE*       POLICY YEAR      CASH VALUE*
---------------  -------------   -----------------  -------------
0 through 40          250              61                128
     41               243              62                126
     42               236              63                124
     43               229              64                122
     44               222              65                120
     45               215              66                119
     46               209              67                118
     47               203              68                117
     48               197              69                116
     49               191              70                115
     50               185              71                113
     51               178              72                111
     52               171              73                109
     53               164              74                107
     54               157         75 through 90          105
     55               150              91                104
     56               146              92                103
     57               142              93                102
     58               138         94 through 99          101
     59               134              100               100
     60               130

------------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Flexible Life Prospectus dated May 1, 2000. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                                     Part II

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

      Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

      New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following papers and documents:

      The facing sheet.

      A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2. (to be filed by amendment)

      The prospectus consisting of 79 pages.

      The undertaking to file reports.

      The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

      Representations.

      The signatures.

      Written consents of the following persons:

           H. James Wilson, Esq. (see Exhibit 3(i) below)
           Rodney J. Chandler, F.S.A., M.A.A.A.
           (see Exhibit 3(ii) below)(to be filed by amendment)
           Sutherland Asbill & Brennan LLP (see Exhibit 6 below)
           (to be filed by amendment)
           Independent Auditor (see Exhibit 11 below)
           (to be filed by amendment)

      The following exhibits:

      1.A.     (1)            January 31, 1983 resolution of the Board of
                               Directors of NEVLICO **
               (2)            None
               (3) (a)        Distribution Agreement between NEVLICO and
                               NELESCO ***
                   (b) (i)    Form of Contract between NELICO and its
                               General Agents **

         (ii)                  Form of contract between NEVLICO and its
                                Agents ***
                   (c)         Commission Schedule for Policies +
                   (d)         Form of contract among NES, NELICO and other
                                broker dealers *
               (4)             None
               (5) (a)         Specimen of Policy +
                   (b)         Riders and Endorsements +
                   (c)         Temporary Term Rider +++

                   (d)         Exclusion from Benefits Riders @
                   (e)         Endorsement- Unisex rates **
                   (f)         Extended Maturity Rider

               (6) (a)         Amended and restated Articles of
                               Organization of NELICO ##
                   (b)         Amended and restated By-Laws of NELICO *
                   (c)         Amendments to Amended and restated Articles
                               of Organization ++++
               (7)             None
               (8)             None
               (9)             None
               (10) (a)        Specimens of Application for Policy +
                    (b)        Additional Application for Policy +++
      2.                       See Exhibit 3(i)
      3. (i)                   Opinion and Consent of H. James Wilson, Esquire #

         (ii)                  Opinion and Consent of Rodney J. Chandler,
                                F.S.A., M.A.A.A. (to be filed by amendment)

      4.                       None
      5.                       Inapplicable

      6.                       Consent of Sutherland Asbill & Brennan LLP
                               (to be filed by amendment)

      7. (i)                   Powers of Attorney##
         (ii)                  Powers of Attorney of James M. Benson, Robert H.
                               Benmosche and Catherine A. Rein ++
         (iii)                 Powers of Attorney for David Rogers and
                               Richard Robinson +++
      8.                       Notice of Withdrawal Right for Policies #
      9.                       Inapplicable
     10.                       Inapplicable

     11. Consent of Independent Auditors (to be filed by amendment)

     12.                       Schedule for computation of performance
                                quotations ***
     13. (i)                   Consolidated memorandum describing certain
                                procedures, filed pursuant to
                                Rule 6e-2(b)(12)(ii) and
                                Rule 6e-3(T)(b)(12)(iii) ***
         (ii)                  Second Addendum to Consolidated
                                Memorandum +++++
     14. (i)                   Participation Agreement among
                                Variable Insurance Products Fund, Fidelity
                                Distributors Corporation and New England
                                Variable Life Insurance Company ***

         (ii)                  Amendment No. 1 to Participation Agreement among
                                Variable Insurance Products Fund, Fidelity
                                Distributors Corporation and New England
                                Variable Life Insurance Company #

         (iii)                 Participation Agreement among Variable Insurance
                                Products Fund II, Fidelity Distributors
                                Corporation and New England Variable Life
                                Insurance Company #

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

* Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to\ the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 24, 1998.

++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

+++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

+++++ Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

@        Incorporated herein by reference to the Post-Effective Amendment
         No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 27, 1999.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of February, 2000.

                                              New England Variable Life Separate
                                                Account
                                                  (Registrant)

                                              By:  New England Life Insurance
                                                   Company
                                                       (Depositor)


                                              By:  /s/ H. James Wilson
                                                   -----------------------------
                                                    H. James Wilson
                                                    Executive Vice President and
                                                    General Counsel

Attest:


/s/ Marie C. Swift
------------------------
  Marie C. Swift

      Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of February, 2000.


                                              New England Life Insurance Company
(Seal)

Attest:/s/ Marie C. Swift                     By:     /s/ H. James Wilson
       -------------------                            --------------------------
          Marie C. Swift                               H. James Wilson
                                                       Executive Vice President
                                                       and General Counsel


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 2000.


       *                                  Chairman, President and
----------------------                    Chief Executive Officer
James M. Benson

       *                                         Director
----------------------
Robert H. Benmosche

       *                                         Director
----------------------
Susan C. Crampton

       *                                         Director
----------------------
Edward A. Fox

       *                                         Director
----------------------
George J. Goodman

       *                                         Director
----------------------
Evelyn E. Handler

       *                                         Director
----------------------
Philip K. Howard, Esq.

       *                                         Director
----------------------
Bernard A. Leventhal

       *                                         Director
----------------------
Thomas J. May

       *                                         Director
----------------------
Stewart G. Nagler

       *                                         Director
----------------------
Catherine A. Rein

       *                                 Second Vice President
----------------------                    and Chief Accounting
Richard A. Robinson                             Officer


       *                                 Executive Vice President
----------------------                    and Chief Financial
David Y. Rogers                                 Officer


       *                                         Director
----------------------
Rand N. Stowell

       *                                         Director
----------------------
Alexander B. Trowbridge


                                              By: /s/ Anne M. Goggin
                                                  -----------------------
                                                   Anne M. Goggin, Esq.
                                                     Attorney-in-fact



* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998 and Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999.

                                  EXHIBIT LIST


                                                                  Sequentially
Exhibit Number                      Title                         Numbered Page*
--------------                      -----                         --------------

1.A.5(f)                  Extended Maturity Rider











---------
*  Page numbers inserted on manually-signed copy only.